                                                                   Exhibit 4.12

     *** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPERATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.



                         PURCHASE AGREEMENT NUMBER 2529

                                     between

                               THE BOEING COMPANY

                                      and

                    CHINA EASTERN AIRLINES CORPORATION, LTD.

                    Relating to Boeing Model 787-89P Aircraft

                                      with

               CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

P.A. No. 2529
                               BOEING PROPRIETARY

                                TABLE OF CONTENTS

                                                                       SA NUMBER
                                                                       ---------
ARTICLES
   1.    Quantity, Model and Description
   2.    Delivery Schedule
   3.    Price
   4.    Payment
   5.    Miscellaneous

TABLE
   1.    Aircraft Information Table

EXHIBIT
   A.    Aircraft Configuration
   B.    Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
   AE1.  Escalation Adjustment/Airframe and Optional Features
   CS1.  Customer Support Document
   EE1.  Engine Escalation/Engine warranty and Patent Indemnity
   SLP1. Service Life Policy Components


P.A. No. 2529                           i
                               BOEING PROPRIETARY

LETTER AGREEMENTS

   2529-04           Open Configuration Matters
   2529-05           Spares Initial Provisioning
   6-1165-CKR-0950   Liquidated Damages Non-Excusable Delay
   6-1165-CKR-0951   Performance Guarantees
   6-1165-CKR-0952   Promotional Support
   6-1165-CKR-0953   Spare Parts Commitment
   6-1165-CKR-0954   Special Matters
   6-1165-CKR-0955   AGTA Terms Revisions
   6-1165-CKR-0956   Alternate Engine Selection
   6-1165-CKR-0957   Payment Matters
   6-1165-CKR-0959   Remedy For Deviation From Block Fuel Guarantee
   6-1165-CKR-1030   787-8 Block Fuel Commitment With General Electric
                     GEnx Engines
   6-1165-CKR-1030   787-8 Block Fuel Commitment With Rolls-Royce Trent
                     1000 Engines
   6-1165-CKR-1031   787 Maintenance Cost Guarantee
   6-1165-CKR-1032   CASC Technical Services Credit Memorandum
   6-1165-CKR-1033   Shareholder Approval
   6-1165-CKR-1034   Clarifications and Understandings
   6-1165-CKR-1084   Customer Support Matters
   6-1165-CKR-1097   Incorporation Revised Group Terms
   6-1165-CKR-1098   Unique Consideration for the Spares Sales Account
   6-1165-CKR-1107   Flight Training Center


P.A. No. 2529                           ii
                               BOEING PROPRIETARY

                           Purchase Agreement No. 2529

                                     between

                               The Boeing Company

                                       and

                    China Eastern Airlines Corporation, Ltd.

                                   ----------

          This Purchase Agreement No. 2529 dated as of AUGUST 8, 2005 between The Boeing Company (BOEING) and China Eastern Airlines Corporation, Ltd. (CUSTOMER) relating to the purchase and sale of Model 787-89P aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (PURCHASE AGREEMENT) incorporates and amends the terms and conditions of the Aircraft General Terms Agreement dated as of March 7, 2001 between the parties, identified as AGTA-CEA (AGTA), and as negotiated with China Eastern Aviation Import & Export Corporation in support of Customer.

Article 1. Quantity, Model, Description and Inspection.

          The aircraft to be delivered to Customer will be designated as Model 787-89P aircraft (the AIRCRAFT). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement. Eight (8) months prior to implementation of Customer's first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 INSPECTION PROCESS) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

Article 2. Delivery Schedule.

          The Scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.


P.A. No. 2529                           1
                               BOEING PROPRIETARY

Article 3. Price.

          3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

          3.2. Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4. Payment.

          4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (DEPOSIT).

          4.2 The standard advance payment schedule for the Model 787-89P aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment, Base Price of each Aircraft begining with a *** on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

          4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

          4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5. Additional Terms.

          5.1 Excusable Delay. Article 7.1 of the basic articles of the AGTA is revised to read as follows:

               7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; (vii)


P.A. No. 2529                           2
                               BOEING PROPRIETARY
inability, after due and timely diligence, to obtain type certification; or
(viii) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an EXCUSABLE DELAY.

          5.2 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect, to (i) quantity of Aircraft,
(ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and
(vi) Advance Payment Base Prices and advance payments and their schedules.

          5.3 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

          5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supercedes in its entirety Exhibit B to the AGTA.

          5.5 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

          5.6 Service life Policy Component Varieties. Supplemental Exhibit SLP1 lists the airframe and landing gear Compound covered by the Service Life Policy for the Aircraft (COVERED COMPONENTS)

          5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.


P.A.No. 2529                            3
                               BOEING PROPRIETARY

          5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and
Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price, and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

DATED AS OF AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION,     THE BOEING COMPANY
LTD.


By /s/ Yang Xu                          By /s/ C.K. Ruddle
   ----------------------------------      -------------------------------------
Its                                     Its ATTORNEY-IN-FACT
    ---------------------------------


CHINA EASTERN AVIATION IMPORT,          CHINA AVIATION SUPPLIES IMPORT AND
& EXPORT CORPORATION.                   EXPORT CORPORATI0N


By /s/ Fan Erning                       By /s/ Zhu Haiping
   ----------------------------------      -------------------------------------
Its                                     Its
    ---------------------------------       ------------------------------------


P.A. No. 2529                           4
                               BOEING PROPRIETARY

                                   TABLE 1A TO
                                     PA 2529
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

Airframe Model/MTGW:                          787-8    477,500
Engine Model:                             TRENT1000-8
Airframe Price:                                                 ***
Optional Features:                                              ***
Sub-Total of Airframe and Features:                             ***
Engine Price (Per Aircraft):                                    ***
Aircraft Basic Price (Excluding BFE/SPE):                       ***
Buyer Furnished Equipment (BFE)
   Estimate:                                                    ***
Seller Purchased Equipment (SPE)
   Estimate:                                                    ***
Refundable Deposit per
   Aircraft at Proposal Acceptance:                             ***
Detail Specification:                     7E7B1-0227 REV C (06/30/2004)
Airframe Price Base Year:                          ***
Engine Price Base Year:                            ***

Airframe Escalation Data:
Base Year Index (ECI):                             ***
Base Year Index (ICI):                             ***

Engine Escalation Data:
Base Year Index (ECI):                             ***
Base Year Index (ICI):                             ***

Refundable Deposit per Aircraft at Proposal Acceptance:

              Number    Escalation  Escalation  Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
 Delivery       of        Factor      Factor      Adv Payment Base  ----------------------------------------------------------------
   Date      Aircraft   (Airframe)   (Engine)      Price Per A/P       ***             ***             ***              Total
 --------    --------   ----------  ----------  -------------------  --------------  --------------  --------------  ---------------
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***

P.A. 2529

                                   TABLE 1B TO
                                     PA 2529
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

Airframe Model/MTGW:                      787-8  477,500
Engine Model:                             GEN-X
Airframe Price:                                           ***
Optional Features:                                        ***
Sub-Total of Airframe and Features:                       ***
Engine Price (Per Aircraft):                              ***
Aircraft Basic Price (Excluding BFE/SPE):                 ***
Buyer Furnished Equipment (BFE)
   Estimate:                                              ***
Seller Purchased Equipment (SPE)
   Estimate:                                              ***
Refundable Deposit per
   Aircraft at Proposal Acceptance:                       ***
Detail Specification:                     7E7B1-0227 REV C (06/30/2004)
Airframe Price Base Year:                          ***
Engine Price Base Year:                            ***

Airframe Escalation Data:                          ***
Base Year Index(ECI):                              ***
Base Year Index(ICI):                              ***

Engine Escalation Data:                            ***
Base Year Index(ECI):                              ***
Base Year Index(ICI):                              ***

Refundable Deposit per Aircraft at Proposal Acceptance:

              Number    Escalation  Escalation  Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
 Delivery       of        Factor      Factor      Adv Payment Base  ----------------------------------------------------------------
   Date      Aircraft   (Airframe)    Engine       Price Per A/P       ***             ***             ***              ***
 --------    --------   ----------  ----------  -------------------  --------------  --------------  --------------  ---------------
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***
***         ***          ***        ***              ***               ***             ***             ***              ***

P.A. 2529

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                    CHINA EASTERN AIRLINES CORPORATION, LTD.

                   Exhibit A to Purchase Agreement Number 2529

P.A. No. 2529                           A
                               BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 2529
Page 2


                             AIRCRAFT CONFIGURATION

                              Dated AUGUST 8, 2005

                                   relating to

                           BOEING MODEL 787-8 AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement 2529-04, "Open Configuration Matters", to the Purchase Agreement.

P.A. No. 2529                           A
                               BOEING PROPRIETARY

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                    CHINA EASTERN AIRLINES CORPORATION, LTD.

                   Exhibit B to Purchase Agreement Number 2529

P.A. No. 2529                           B
                               BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 2529
Page 1


               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
                                   relating to
                            BOEING MODEL 787 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

     1.   GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

          1.1  Airworthiness and Registration Documents.

               Not later than 6 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will, by letter to the regulatory authority having Jurisdiction authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

          1.2  Certificate of Sanitary Construction.

               1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificates of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

               1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 MONTHS PRIOR TO DELIVERY. Boeing will then use its reasonable best efforts to obtain the Certificate from


P.A. No. 2529                          B-1
                               BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 2529
Page 2


the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

          1.3  Customs Documentation.

               1.3.1. Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

               1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 DAYS PRIOR TO DELIVERY all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 DAYS PRIOR TO DELIVERY of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

               1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 525V and, IMMEDIATELY PRIOR TO THE FERRY FLIGHT, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

     2.   INSURANCE CERTIFICATES.

          Unless provided earlier, Customer will provide to Boeing not later than 30 DAYS PRIOR TO DELIVERY of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.


P.A. NO. 2529                          B-2
                               BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 2529
Page 3


     3.   NOTICE OF FLYAWAY CONFIGURATION.

          Not later than 20 DAYS PRIOR TO DELIVERY of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the aircraft for its ferry flight. This configuration letter should include:

          (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

          (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

          (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

          (iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

          (v) a complete ferry flight itinerary.

     4.   DELIVERY ACTIONS BY BOEING.

          4.1 Schedule of Inspections. All FAA Boeing, Customer and if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

          4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

          4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.


P.A. No. 2529                          B-3
                               BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 2529
Page 4


          4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

AIRCRAFT MODEL   ***
--------------   ---
737              ***
747              ***
757              ***
767              ***
777              ***
787              ***

          4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

          4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

          4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

     5.   DELIVERY ACTIONS BY CUSTOMER.

          5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

          5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

          5.3 Delegation of Authority. customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.


P.A. No. 2529                          B-4
                               BOEING PROPRIETARY

                              ESCALATION ADJUSTMENT

                         AIRFRAME AND OPTIONAL FEATURES

                                     between

                               THE BOEING COMPANY

                                       and

                    CHINA EASTERN AIRLINES CORPORATION, LTD.

           Supplemental Exhibit AEl to Purchase Agreement Number 2529


P.A. No. 2529                          AE1
                               BOEING PROPRIETARY

1.   Formula.

     Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

     ***


P.A. No. 2529                         AE1-1
                               BOEING PROPRIETARY

     ***


P.A. No. 2529                         AE1-2
                               BOEING PROPRIETARY

2.   Values to be Utilized in the Event of Unavailability.

***


P.A. No. 2529                         AE1-3
                               BOEING PROPRIETARY

                                      ***


P.A. No. 2529                         AE1-4
                               BOEING PROPRIETARY

                          787 CUSTOMER SUPPORT DOCUMENT

                                    BETWEEN

                               THE BOEING COMPANY

                                       AND

                    CHINA EASTERN AIRLINES CORPORATION, LTD.

           Supplemental Exhibit CSl to Purchase Agreement Number 2529

                             This document contains:

Part 1:   Maintenance and Flight Training Programs

Part 2:   Field Services and Engineering Support Services

Part 3:   Technical Information and Materials

Part 4:   Alleviation or Cessation of Performance

Part 5:   Protection of Proprietary Information and Proprietary Materials


P.A. No. 2529                          CS1
                               BOEING PROPRIETARY

                          787 CUSTOMER SUPPORT DOCUMENT

                 PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING
                    PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.   Boeing Training Programs.

***

     1.1 ***

     1.2 ***


P.A. No. 2529                         CS1-1
                               BOEING PROPRIETARY

***


P.A. No. 2529                         CS1-2
                               BOEING PROPRIETARY

     ***

4.   ***

5.   ***

5.1  ***

5.2  ***

5.3  ***

5.4  ***


P.A. No. 2529                         CS1-3
                               BOEING PROPRIETARY

          ***

     5.5  ***

     5.6  ***

     5.7  ***

     5.8  ***

     5.9  ***


P.A. No. 2529                         CS1-4
                               BOEING PROPRIETARY

     ***


P.A. No. 2529                         CS1-5
                               BOEING PROPRIETARY

                          787 CUSTOMER SUPPORT DOCUMENT

                 PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1.   ***

     1.1 ***

     1.2 ***

     1.3 ***

2.   ***

     2.1  ***


P.A. No. 2529                         CS1-6
                               BOEING PROPRIETARY

     ***


P.A. No. 2529                        CS1-7
                               BOEING PROPRIETARY

     2.2  ***

     2.3  ***


P.A. No. 2529                         CS1-8
                               BOEING PROPRIETARY

                         787 CUSTOMER SUPPORT DOCUMENT

                  PART 3: TECHNICAL INFORMATION AND MATERIALS

1.   General.

     MATERIALS are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. AIRCRAFT SOFTWARE is defined as software that is installed on and used in the operation of the Aircraft.

***

2.   Materials Planning Conference.

***


P.A. No. 2529                         CS1-9
                               BOEING PROPRIETARY

***

3.   Technical Data and Maintenence Information.

***

          a)   ***

          b)   ***


P.A. No. 2529                        CS1-10
                               BOEING PROPRIETARY

               ***

          c)   ***

          d)   ***

          e)   ***

          f)   ***

          g)   ***


P.A. No. 2529                        CS1-11
                               BOEING PROPRIETARY

     ***

4.   ***

5.   ***

6.   ***

7.   ***

8.   Buyer Furnished Equipment Data.


P.A. No. 2529                        CS1-12
                               BOEING PROPRIETARY

***

9.   Customer's Shipping Address.

***


P.A. No. 2529                        CS1-13
                               BOEING PROPRIETARY

                          787 CUSTOMER SUPPORT DOCUMENT

                 PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

***

     1.   ***

     2.   ***

     3.   ***

     4.   ***

     5.   ***


P.A. No. 2529                        CS1-14
                               BOEING PROPRIETARY

                          787 CUSTOMER SUPPORT DOCUMENT

     PART 5: PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.   General.

     All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all Materials containing conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.   License Grant.

     2.1  ***

     2.2  ***

3.   Use of Proprietary Materials and Proprietary Information.

     ***


P.A. No. 2529                        CS1-15
                               BOEING PROPRIETARY
specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.   Providing of Proprietary Materials to Contractors.

***

5. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

     ***


P.A. No. 2529                        CS1-16
                               BOEING PROPRIETARY

ATTACHMENT A to
Supplemental Exhibit CS1 to
Purchase Agreement 2529
Page 1


                            787 TRAINING POINTS MENU

***


P.A. No. 2529                        CS1-17
                               BOEING PROPRIETARY

ATTACHMENT A to
Supplemental Exhibit CS1 to
Purchase Agreement 2529
Page 2

***

* Points per Class are based upon training conducted according to the standard Boeing training course. Extended or modified courses will require point adjustment to reflect altered work statement or duration.

** Non-social Sessions are those in which any part of the session falls between midnight and 06:00 A.M. local time. To qualify for this discount all simulator sessions for a given course must be scheduled as Non-social Sessions.


P.A. No. 2529                        CS1-18
                               BOEING PROPRIETARY

                                ENGINE ESCALATION
                                       AND
                                 ENGINE WARRANTY

                                     between

                               THE BOEING COMPANY

                                       and

                    CHINA EASTERN AIRLINES CORPORATION, LTD.

           Supplemental Exhibit EE1 to Purchase Agreement Number 2529


P.A. No. 2529                          EE1
                               BOEING PROPRIETARY

1.   ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for Rolls-Royce plc Trent 1000 series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

     ***


PA NO. 2529                           EE1-1
                               BOEING PROPRIETARY

     ***

Note: ***


P.A. No. 2529                         EE1-2
                               BOEING PROPRIETARY

2.   Values to be Utilized in the Event of Unavailability.

     2.1  ***

     2.2  ***

     2.3  ***

     2.4  ***

Note: ***


P.A. No. 2529                         EE1-3
                               BOEING PROPRIETARY

     ***

3.   Engine Warranty.

***


P.A. No. 2529                         EE1-4
                               BOEING PROPRIETARY

                                ENGINE ESCALATION
                                       AND
                                 ENGINE WARRANTY

                                     between

                               THE BOEING COMPANY

                                       and

                     CHINA EASTERN AIRLINES CORPORATION, LTD.

           Supplemental Exhibit EE1 to Purchase Agreement Number 2529


P.A. No. 2529                          EE1
                               BOEING PROPRIETARY

1.   ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for General Electric Aircraft GENX series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

     ***


P.A. No. 2529                         EE1-1
                               BOEING PROPRIETARY

     ***

Note: ***


P.A. No. 2529                         EE1-2
                               BOEING PROPRIETARY

2.   ***

     2.1  ***

     2.2  ***

     2.3  ***

     2.4  ***

Note: ***


P.A. No. 2529                         EE1-3
                               BOEING PROPRIETARY

     ***

3.   ***


P.A. No. 2529                         EE1-4
                               BOEING PROPRIETARY

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                    CHINA EASTERN AIRLINES CORPORATION, LTD.

           Supplemental Exhibit SLP1 to Purchase Agreement Number 2529


P.A. No. 2529                         SLP1
                               BOEING PROPRIETARY

                         COVERED SERVICE LIFE COMPONENTS

                                   relating to

                            BOEING MODEL 787 AIRCRAFT

This is the listing of Covered Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2529.

1.   ***

     (a)  ***

     (b)  ***

     (c)  ***

     (d)  ***

     (e)  ***

     (f)  ***

     (g)  ***

     (h)  ***

     (i)  ***

     (j)  ***

     (k)  ***

     (l)  ***

     (m)  ***


P.A. No. 2529                        SLP1-1
                               BOEING PROPRIETARY

2.   ***

     (a)  ***

     (b)  ***

     (c)  ***

     (d)  ***

     (e)  ***

     (f)  ***

     (g)  ***

     (h)  ***

     (i)  ***

     (j)  ***


P.A. No. 2529                        SLP1-2
                               BOEING PROPRIETARY

3.   ***

     (a)  ***

     (b)  ***

     (c)  ***

     (d)  ***

     (e)  ***

     (f)  ***

     (g)  ***

4.   ***

     (a)  ***

     (b)  ***

     (c)  ***

     (d)  ***

     (e)  ***

     (f)  ***

     (g)  ***

5.   ***

     (a)  ***

     (b)  ***

     (c)  ***

     (d)  ***


P.A. No. 2529                        SLP1-3
                               BOEING PROPRIETARY

6.   ***

7.   ***

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, Brackets, actuating mechanisms, of latching mechanisms used in or on the Covered Components.


P.A. No. 2529                        SLP1-4
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

2529-04

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Open Configuration Matters

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   Aircraft Configuration.

     1.1 ***

     1.2 ***

2.   ***

     2.1 Basic Specification. Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the final configuration review described in paragraph 1.2 above will be incorporated into the Aircraft Configuration by written amendment.

P.A. No. 2529
Open_Configuration_Matters
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
2529-04
Page 2


     2.2 ***

     2.3 ***

     2.4 ***

     3. ***

     3.1 ***

     3.2 ***

     3.3 ***

P.A. No. 2529
Open_Configuration_Matters
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
2529-04
Page 3

Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.

By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Open_Configuration_Matters
                               BOEING PROPRIETARY

                 CONFIGURATION OPTIONS RELATING TO THE AIRCRAFT

Attachment A To
Letter Agreement 2529-04

   OPTION
 REFERENCE
   NUMBER                                OPTION TITLE                              ***
-----------                              ------------                              ----------
0110B750A60   Major Model 7E7                                                      ***

0110B750A62   Minor Model 7E7-8                                                    ***

 0220-JA01    FAA Type Certification                                               ***

 0220-JA02    EASA Type Certification and Export Certificate of Airworthiness --
              FAA/EASA Certification Basis.                                        ***

 0220-JA03    Validation of Aircraft Compliance with JCAB Type Certification.      ***

 0220-JA04    Type Certification and Export Certification of Airworthiness for
              Airplane Delivery - Requirement.                                     ***

 0228-JA01    Airplane Flight Data in compliance with FAA regulations              ***

 0228-JA02    Airplane Flight Manuals Date in compliance with FAA format regulations with Supplement Information for National Aviation
              Authority of _________ (template).                                   ***

 0228-JA03    Airplane Flight Data in compliance with FAA regulations with
              Supplemental Information for JCAB of Japan                           ***

 0228-JA04    Airplane Flight Data in compliance with EASA regulations             ***

 0228-JA05    Airplane Flight Data in Compliance with EASA regulations with
              Supplement Information for National Aviation Authority of
              _________ (template).                                                ***

 0228-JA06    Airplane Flight Manuals Data in Format to Meet the compliance with the requirements of Aviation Authority _________ of ________
              (template).                                                          ***

 0228-JA07    Flight Crew Operations Data in compliance with FAA requirements      ***

 0228-JA08    Flight Crew Operations Data in compliance with EASA Format
              requirements                                                         ***

 0252-JA01    Instrumentation and Airplane Flight Operations Manual in Standard
              Units                                                                ***

 0252-JA02    Instrumentation and Airplane Flight Operations Manual in Metric
              Units                                                                ***

 0252-JA03    Instrumentation and Airplane Flight Operations Manual in Standard
              Units with Temperature in Degrees Celsius                            ***

 0315-JA02    Revised 7E7-8 Operational max takeoff weight                         ***

 0315-JA04    Revised 7E7-8 Operational max zero fuel weight (MZFW) and
              Operational max landing weight (MLW)                                 ***

 0351-JA01    Alternate FWD CG                                                     ***

 0352-JA01    Customized Loading Schedule for Weight and Balance Control -
              Alignment Chart Loading                                              ***

 0352-JA02    Customized Loading Schedule for Weight and Balance Control -
              Universal Index Loading                                              ***

 0910-MA01    Aft Tow Fitting - Nose Landing Gear                                  ***

 1110-JA01    Exterior decorative finish - Supplier A                              ***

 1110-JA02    Exterior decorative finish - Supplier B                              ***

 1120-JA01    Maintenance Markings                                                 ***

 1130-WA01    Interior Placards                                                    ***

 2162-WA01    Forward Cargo Air Conditioning                                       ***

 2170-MA01    Flight Deck Humidification System                                    ***

 2210-MA01    Autoflight - Heading hold at autopilot command engage                ***

 2210-MA02    Autoflight - Bank angle hold at autopilot command engage             ***

 2210-MB01    Autoflight - Inhibit Glideslope capture prior to Localizer Capture   ***

 2210-MB02    Autoflight - Enable Glideslope capture prior to Localizer Capture    ***

 2315-MA02    SATCOM - Second System Installation                                  ***

 2318-SA01    Cellular Phone Connection                                            ***

 2320-MA01    ATN Datalink                                                         ***

 2324-MA01    Emergency Locator Transmitter (ELT) - Antenna & Control panel        ***

 2510-JA01    Flight Deck Door Surveillance Camera System                          ***

 2510-WB01    Secondary Flight Deck Door                                           ***

 2519-WA01    Overhead Flight Deck Crew Rest with 1 Fold-Down Seat                 ***

                 CONFIGURATION OPTIONS RELATING TO THE AIRCRAFT

Attachment A to
Letter Agreement 2529-04

2519-WA02   Overhead Flight Deck Crew Rest with 2 Business Class Seats             ***
2520-WB01   Interior Color Decor Selection                                         ***
2524-WA01   Curtains                                                               ***
2524-WB01   Closets                                                                ***
               Outboard Underbin                                                   ***
               Outboard Full Height                                                ***
               Centerline Underbin                                                 ***
               Centerline Full Height                                              ***
2524-WC01   Partitions                                                             ***
               Outboard Full Height                                                ***
               Centerline Full Height                                              ***
2525-WA01   Economy Class Seats-SUPPLIER A                                         ***
2525-WA02   Economy Class Seats-SUPPLIER B                                         ***
2525-WA03   Economy Class Seats-SUPPLIER C                                         ***
2525-WA04   Economy Class Seats-SUPPLIER D                                         ***
2525-WA05   Economy Class Seats-SUPPLIER E                                         ***
2525-WA06   Economy Class Seats-SUPPLIER F                                         ***
2525-WC01   BFE Premium Class Seating - Track Mounted                              ***
2525-WC02   BFE Premium Class Seating - POD Seats                                  ***
2525-WD01   Premium Class Seats-SUPPLIER A                                         ***
2525-WD02   Premium Class Seats-SUPPLIER B                                         ***
2525-WD03   Premium Class Seats-SUPPLIER C                                         ***
2525-WE01   Attendant Station (charge for High Comfort Seat only)                  ***
2527-WA01   Floor Coverings                                                        ***
2528-WA01   Main Cabin Stowage Bins                                                ***
2528-WB01   Premium Cabin - No Stowage Bins                                        ***
2528-WB02   Premium Cabin - Outboard and Centerline Stowage Bins                   ***
2528-WB03   Premium Cabin - Outboard Stowage Bins Only                             ***
2528-WC01   Monument Mounted Stowage (Dog House)                                   ***
2528-WD01   Stowage Bustle                                                         ***
2528-WE01   Magazine Racks                                                         ***
2528-WF01   Literature Pockets                                                     ***
2529-WA01   Overhead Cabin Attendant Crew rest                                     ***
2529-WA02   Purser Station                                                         ***
2530-WA01   Galleys - Boeing Certification and Installation
            Galley Shells by Cart                                                  ***
2530-WA02   Galley Inserts                                                         ***
2540-WA01   Lavatories                                                             ***
            DOT Lavatory                                                           ***
            First Class Lavatory                                                   ***
2562-WA01   Overwater Emergency Equipment Life Vests - SFE                         ***
2562-WA02   Overwater Emergency Equipment Portable Emergency Locator Transmitter
            -SFE                                                                   ***
2564-WA01   Detachable Emergency Equipment                                         ***
2623-JA01   Enhanced cargo fire suppression -- TBD duration.                       ***
2623-JA02   Enhanced cargo fire suppression -- TBD duration.                       ***
3151-MB01   Takeoff Runway Disagree Alert (WGS-84 airports only)                   ***
3162-MB01   ILS Localizer Deviation Expanded Scale - Autopilot and Flight
            Director mode                                                          ***
3162-MB02   ILS Localizer Deviation Expanded Scale - Autopilot mode only           ***
3162-MC01   Flight Director Command display - Split Axis - ADI                     ***
3162-MC02   Flight Director Command Display - Filled Integrated Cue - ADI          ***
3162-MD01   Rising Runway - Displayed on the ADI                                   ***
3162-ME01   Display of Round Dial Radio Attitude - ADI                             ***
3162-MF01   Map Mode Orientation - Heading Up - Mini Map/ND                        ***
3162-MF02   Map Mode Orientation - Track Up - Mini Map/ND                          ***

                 CONFIGURATION OPTIONS RELATING TO THE AIRCRAFT

Attachment A To
Letter Agreement 2529-04

3245-MA01   Wheels and Brakes - Carbon - Supplier A                                ***
3245-MA02   Wheels and Brakes - Carbon - Supplier B                                ***
3321-WA01   Customer Specific - Dynamic Cabin Lighting system                      ***
3324-WA01   Customer Specific - Passenger Information Signs                        ***
3400-MA01   2nd Core Network                                                       ***
3446-MA01   No Mode 6 Callouts                                                     ***
3446-MA02   50, 30, 10                                                             ***
3446-MA03   100, 50, 30, 10                                                        ***
3446-MA04   100, 50, 30, 20                                                        ***
3446-MA05   100, 50, 30, 20, 10                                                    ***
3446-MA06   2500, 50, 30, 10                                                       ***
3446-MA07   100, 50, 20, 10, Minimums                                              ***
3446-MA08   100, 50, 40, 30, 20, 10, Minimums                                      ***
3446-MA09   400, 300, 200, 100, 50, 40, 30, 20, 10, Minimums                       ***
3446-MA10   500, 100, 50, 403020, 10, Minimums                                     ***
3446-MA11   500, 400, 300, 200, 100, 50, 40, 30, 20, 10, Minimums                  ***
3446-MA12   1000, 500, 400, 300, 200, 100, 50, 40, 30, 20, 10, Minimums            ***
3446-MA13   50, 40, 30, 20, 10, Minimums-Minimums                                  ***
3446-MA14   200, 100, 50, 40, 30, 20, 10, Minimums - Minimums                      ***
3446-MA15   1000(Baro), 500(Baro), 100, 50, 30, 20, 10, Approaching Minimums -
            Minimums                                                               ***
3446-MA16   2500, 100, 500, 400, 300, 200, 100, 50, 40, 30, 20, 10, Approaching
            Minimums, Minimums                                                     ***
3446-MA17   2500, 1000, 50, 40, 30, 20, 10, Approaching Decision Height,
            Minimums                                                               ***
3446-MA18   50, 40, 30, 20, 10, Plus Hundred, Minimum                              ***
3457-MA01   ADF - Dual System - Supplier X                                         ***
3510-MA01   Two Crew Oxygen cylinders - 115-Cubic-Foot-Capacity                    ***
3510-MB0I   Remote Crew Oxygen fill Station                                        ***
3510-MC01   Full face mask with Built-in Smoke Goggles - Captain, First
            Officer, First & Second Observer - TBD - SFE                           ***
3510-MC02   Diluter demand Regulators with separate Smoke Goggles - Captain,
            First Officer, First& Second Observer - TBD - SFE                      ***
3520-WA02   Passenger Oxygen -Additional capacity Option - 22 MINUTES              ***
3520-WA03   Passenger Oxygen -Additional capacity Option - 60 MINUTES              ***
3520-WA01   Passenger Oxygen -12 MINUTES                                           ***
3810-WA01   Potable water Storage capacity Increase of 40 gallons (7E7-8)          ***
3810-WA03   Potable water Storage capacity Increase of 100 gallons                 ***
3810-WA04   Potable water Storage capacity Increase of 75 Gallons and Waste
            Capacity increase                                                      ***
3810-WA05   Potable Water Quality Preselection System                              ***
4420-SA01   In-Flight Entertainment System - Supplier # 1                          ***
4420-SA02   In-Flight Entertainment System - Supplier # 2                          ***
4420-SA03   In-Flight Entertainment System - Supplier # 3                          ***
4420-SB01   Passenger Entertainment Camera System - Front Lower Lobe Camera -
            CSE                                                                    ***
4420-SC01   PC Power - Installation - CSE                                          ***
4435-SA01   Connexion by Boeing System Installation                                ***
4435-SA02   SATCOM - SwiftBroadband - Single System Installation                   ***
4435-TBD    SATCOM - SwiftBroadband Second System Installation                     ***
4450-SA01   Cabin Services System - Monitor & Control Function Panels              ***
7200-JA01   General Electric Propulsion System                                     ***
7200-JA02   Rolls-Royce Propulsion System                                          ***

** Does not include equipment or service agreement charges which will be provided by Connexion

Attachment B to
Letter Agreement 2529-04

                                    2003 Yr $

                                      7E7-8
                          CUSTOMER INTERIOR SELECTABLES

                                             INCLUDED IN BASELINE SPEC                CUSTOMER          POTENTIAL
                                               270 PAX YS4382 REV C                CONFIGURATION        EXHIBIT 'A'
                                       ------------------------------------   -----------------------   -----------
2003$                                   QUANTITY       PRICE        TOTAL      QUANTITY       PRICE         PRICE
-----                                  ----------   ----------   ----------   ----------   ----------    ----------
TOTAL GALLEY STRUCTURE PRICE           ***          ***          ***          ***          ***           ***
   GALLEY SHELLS                       ***          ***          ***          ***          ***           ***
   GALLEY CARTS (IN SHELLS)            ***          ***          ***          ***          ***           ***
GALLEY INSERTS                         ***          ***          ***          ***          ***           ***

LAVATORIES - STANDARD                  ***          ***          ***          ***          ***           ***
LAVATORIES - PREMIUM                   ***          ***          ***          ***          ***           ***
LAVATORIES - DISABLED PERSON           ***          ***          ***          ***          ***           ***

PARTITIONS / CLASS DIVIDER             ***          ***          ***          ***          ***           ***
   FULL HEIGHT OUTBOARD PARTITIONS     ***          ***          ***          ***          ***           ***
   FULL HEIGHT CENTERLINE PARTITIONS   ***          ***          ***          ***          ***           ***
   UNDERBIN OUTBOARD CLASS DIVIDER     ***          ***          ***          ***          ***           ***
   UNDERBIN CENTERLINE CLASS DIVIDER   ***          ***          ***          ***          ***           ***

CLOSETS                                ***          ***          ***          ***          ***           ***
      OUTBOARD UNDERBIN                ***          ***          ***          ***          ***           ***
      OUTBOARD FULL HEIGHT             ***          ***          ***          ***          ***           ***
      CENTERLINE UNDERBIN              ***          ***          ***          ***          ***           ***
      CENTERLINE FULL HEIGHT           ***          ***          ***          ***          ***           ***

ECONOMY CLASS SEATS                    ***          ***          ***          ***          ***           ***

PREMIUM CLASS SEATS                    ***          ***          ***          ***          ***           ***

         TOTAL                         ***          ***          ***          ***          ***           ***

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

2529-05

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject: Spares Initial Provisioning

Reference: a)  Purchase Agreement No. 2529 (The Purchase Agreement) between The
               Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

           b) Customer Services General Terms Agreement No. 9P (CSGTA) between Boeing and Customer

This Letter Agreement is entered into as of the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for "Aircraft" which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer's successful introduction of the Aircraft into service and its continued operation, (ii) place orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.   Definitions.

     ***

P.A. No. 2529
Spares_Initial_Provisioning
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
2529-05
Page 2

2.   ***

     2.1  ***

     2.2  ***

     2.3  ***

3.   ***

     3.1  ***

P.A. No. 2529
Spares_Initial_Provisioning
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
2529-05
Page 3

***

     3.2 ***

     3.3 ***

4.   Delivery

     ***

P.A. No. 2529
Spares_Initial_Provisioning
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
2529-05
Page 4


5.   ***

     5.1  ***

     5.2  ***

6.   ***

     6.1  ***

     6.2  ***

P.A. No. 2529
Spares_Initial_Provisioning
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
2529-05
Page 5


     6.3  ***

     6.4  ***

     6.5  ***

     6.6  ***

P.A. No. 2529
Spares_Initial_Provisioning
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
2529-05
Page 6


7.   Title and Risk of Loss.

     ***

8.   Termination of Excusable Delay.

     ***

9.   Order of Precedence.

     In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreememt will control.

P.A. No. 2529
Spares_Initial_Provisioning
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
2529-05
Page 7


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Spares_Initial_Provisioning
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-0950

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Liquidated Damages-Non-Excusable Delay

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

NON-EXCUSABLE DELAY: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.   Liquidated Damages

***

2.   Interest

***

P.A. No. 2529
Liquidated_Damages_Non-Excusable_Delay
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0950
Page 2


     ***

3.   Right of Termination.

***

4.   Termination.

***

5.   Exclusive Remedies.

***

6.   Confidential Treatment.

     Customer understands the certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of

P.A. No. 2529
Liquidated_Damages_Non-Excusable_Delay
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0950
Page 3


Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Liquidated_Damages_Non-Excusable_Delay
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-0951

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Aircraft Performance Guarantees

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachments. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreement No. 6-1165-CKR-0959.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

P.A. No. 2529
Performance_Guarantees
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0951
Page 2


Very true yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 1


                       MODEL 787-8 PERFORMANCE GUARANTEES

                           FOR CHINA EASTERN AIRLINES

SECTION   CONTENTS
-------   --------
1         AIRCRAFT MODEL APPLICABILITY
2         FLIGHT PERFORMANCE
3         AIRCRAFT CONFIGURATION
4         GUARANTEE CONDITIONS
5         GUARANTEE COMPLIANCE
6         EXCLUSIVE GUARANTEES

P.A. No. 2934
AERO-B-BBA4-MO4-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 2


1    AIRCRAFT MODEL APPLICABILITY

     The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787-8 Aircraft equipped with Boeing furnished GENX engines.

2    FLIGHT PERFORMANCE

2.1  TAKEOFF

     ***

2.2  LANDING

     ***

2.3  CRUISE RANGE

     ***

P.A. No. 2934
AERO-B-BBA4-MO4-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 3


2.4  Mission

2.4.1 Mission Payload

     ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 4


Climbout Maneuver: ***

Climb:             ***

Cruise:            ***

Descent:           ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 5


Approach and Landing Maneuver: ***

Fixed Allowances:              ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 6


2.4.2 Mission Block Fuel

     ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 7


2.4.5 CUSTOMER WEIGHT CHANGES

     The mission payload guarantees of paragraphs 2.4.1 and the mission block fuel guarantees of paragraphs through 2.4.2 are based on an Operating Empty Weight that includes the following customer changes:

                                                            KILOGRAM
                                                            --------
CHANGES FOR CHINA EASTERN AIRLINES*
   Interior Change to 218 Passengers (10 FC/42 CC/166 YC)   ***
   Reference LOPA YS4000                                    ***
   Flight Crew Rest                                         ***
   Attendant Crew Rest                                      ***
   Customer Options Allowance                               ***

                         QUANTITY     KILOGRAMS    KILOGRAMS
                        ----------   ----------   ----------
Seat Weight Included*   ***          ***          ***
First Class Double      ***          ***          ***
First Class Single      ***          ***          ***
Business Class Double   ***          ***          ***
Economy Class Double    ***          ***          ***
Economy Class Triple    ***          ***          ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 8


2.4.6 STANDARD AND OPERATIONAL ITEMS ALLOWANCES

     The mission payload guarantees of paragraphs 2.4.1 and the mission block fuel guarantees of paragraphs through 2.4.2 are based on an Operating Empty Weight that includes the following Standard and Operational Items
     Allowances:

STANDARD ITEMS ALLOWANCE       QTY          KG           KG           KG
------------------------   ----------   ----------   ----------   ----------
***                        ***          ***          ***          ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 9


2.4.7 CHINA EASTERN AIRLINES 787-8 LOPA

     ***

                              INTERIOR ARRANGEMENT
                           IAC LONG RANGE RULES - 1992

7E7-8 ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 10


3.   AIRCRAFT CONFIGURATION

3.1  ***

3.2  ***

4.   GUARANTEE CONDITIONS

4.1  ***

4.2  ***

4.3  ***

PA No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 11


4.4  ***

4.5  ***

4.6  ***

4.7  ***

4.8  ***

5    GUARANTEE COMPLIANCE

5.1 Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of
     Section 3 and the guarantee conditions of Section 4.

5.2 Compliance with the takeoff, and landing guarantees, and with the takeoff portion of the mission guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

5.3 Compliance with the the cruise portion of the cruise range guarantee, and with the climb, cruise, and descent portion of the mission guarantees shall

P.A. No. 2934
AER0-B-BBA4-M04-0777B                                                  SS04-0413

Attachment A to Letter Agreement
No. 6-1165-CKR-0951
GENX Engines
Page 12


     be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4 Compliance with the takeoff portion of the mission guarantee shall not be contingent upon acceptance of a Change Request, Master Change or Change Order to allow operation at an alternate forward center of gravity limit.

5.5 The Operating Empty Weight (OEW) used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

6    EXCLUSIVE GUARANTEES

     The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 Engines
Page 1


                       MODEL 787-8 PERFORMANCE GUARANTEES

                           FOR CHINA EASTERN AIRLINES

SECTION             CONTENTS
-------   ----------------------------
1         AIRCRAFT MODEL APPLICABILITY

2         FLIGHT PERFORMANCE

3         AIRCRAFT CONFIGURATION

4         GUARANTEE CONDITIONS

5         GUARANTEE COMPLIANCE

6         EXCLUSIVE GUARANTEES

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 Engines
Page 2


1    AIRCRAFT MODEL APPLICABILITY

     The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787-8 Aircraft equipped with Boeing furnished Trent 1000 Engines.

2    FLIGHT PERFORMANCE

2.1  TAKEOFF

     ***

2.2  LANDING

     ***

2.3  CRUISE RANGE

     ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 Engines
Page 3


2.4.1 MISSION PAYLOAD

     ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 Engines
Page 4


Climbout
Maneuver: ***

Climb:    ***

Cruise:   ***

Descent:  ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 Engines
Page 5


Approach and Landing Maneuver: ***

Fixed Allowances:              ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 Engines
Page 6


2.4.2 MISSION BLOCK FUEL

     ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 Engines
Page 7


2.4.5 CUSTOMER WEIGHT CHANGES

     The mission payload guarantees of paragraphs 2.4.1 and the mission block fuel guarantees of paragraphs through 2.4.2 are based on an Operating Empty Weight that includes the following customer changes:

                                                                 Kilograms
                                                                ----------
CHANGES FOR CHINA EASTERN AIRLINES*
   Interior Change to 218 Passengers (10 FC / 42 CC / 166 YC)   ***
   Reference LOPA YS4000                                        ***
   Flight Crew Rest                                             ***
   Attendant Crew Rest                                          ***
   Customer Options Allowance                                   ***

                         Quantity     Kilograms    Kilograms
                        ----------   ----------   ----------
Seat Weight Included*   ***          ***          ***
First Class Double      ***          ***          ***
First Class Single      ***          ***          ***
Business Class Double   ***          ***          ***
Economy Class Double    ***          ***          ***
Economy Class Triple    ***          ***          ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 Engines
Page 8


2.4.6 STANDARD AND OPERATIONAL ITEMS ALLOWANCES

     The mission payload guarantees of paragraphs 2.4.1 and the mission block fuel guarantees of paragraphs through 2.4.2 are based on an Operating Empty Weight that includes the following Standard and Operational Items
     Allowances:

                                                                           Qty          Kg           Kg           Kg
                                                                       ----------   ----------   ----------   ----------
STANDARD ITEMS ALLOWANCE                                               ***          ***          ***          ***
   Unusable Fuel                                                       ***          ***          ***          ***
   Oil                                                                 ***          ***          ***          ***
   Oxygen Equipment                                                    ***          ***          ***          ***
      Portable Oxygen Bottles                                          ***          ***          ***          ***
      Crew Oxygen Masks                                                ***          ***          ***          ***
   Miscellaneous Equipment                                             ***          ***          ***          ***
      First Aid Kits                                                   ***          ***          ***          ***
      Crash Axe                                                        ***          ***          ***          ***
      Megaphones                                                       ***          ***          ***          ***
      Flashlights                                                      ***          ***          ***          ***
      Smoke Goggles                                                    ***          ***          ***          ***
      Smoke Hoods                                                      ***          ***          ***          ***
   Galley Structure & Fixed Inserts (28 cu meters @ 75.3 kg/cu meter)  ***          ***          ***          ***

OPERATIONAL ITEMS ALLOWANCE                                            ***          ***          ***          ***
   Crew and Crew Baggage                                               ***          ***          ***          ***
      Flight Crew (2 @ 77.1 kg. ea.)                                   ***          ***          ***          ***
      Cabin Crew (8 @ 63.5 kg. ea.)                                    ***          ***          ***          ***
      Baggage (10 @ 11.3 kg. ea.)                                      ***          ***          ***          ***
      Flight Crew Briefcase (2 @ 11.3 kg. ea.)                         ***          ***          ***          ***
   Catering Allowance & Removable Inserts: 2 Meal Service              ***          ***          ***          ***
      First Class                                                      ***          ***          ***          ***
      Business Class                                                   ***          ***          ***          ***
      Economy Class                                                    ***          ***          ***          ***
   Passenger Service Equipment (218 @ 1.4 kg. ea.)                     ***          ***          ***          ***
   Potable Water - (794 Liters)                                        ***          ***          ***          ***
   Waste Tank Disinfectant                                             ***          ***          ***          ***
   Emergency Equipment (Includes Overwater Equip.)                     ***          ***          ***          ***
      Slide Rafts:Main Entry                                           ***          ***          ***          ***
      Life Vests                                                       ***          ***          ***          ***
      Locator Transmitter                                              ***          ***          ***          ***
   Cargo System                                                        ***          ***          ***          ***
      Pallets (5 @ 131.5 kg ea.)                                       ***          ***          ***          ***
      Containers (12 @ 90.7 kg ea.)                                    ***          ***          ***          ***

TOTAL STANDARD AND OPERATIONAL ITEMS ALLOWANCE                         ***          ***          ***          ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 engines
Page 9


2.4.7 CHINA EASTERN AIRLINES 787-8LOPA

     The mission payload guarantees of paragraphs 2.4.1 and the mission block fuel guarantees of paragraphs through 2.4.2 are based on the following
     LOPA:

                               BOEING PROPRIETARY

                              INTERIOR ARRANGEMENT

                                      ***

7E7-8 ***


P.A. No. 2934
ABRO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 engines
Page 10


3    AIRCRAFT CONFIGURATION

3.1  ***

3.2  ***

4    GUARANTEE CONDITIONS

4.1  ***

4.2  ***

4.3  ***

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 engines
Page 11


4.4  ***

4.5  ***

4.6  ***

4.7  ***

4.8  ***

5.   GUARANTEE COMPLIANCE

5.1 Compliance with the guarantees of Section 2 shall be based on the conditions specified in the sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2 Compliance with the takeoff, and landing guarantees, and with the takeoff portion of the mission guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

5.3 Compliance with the cruise portion of the cruise range guarantee, and with the climb, cruise, and descent portion of the mission guarantees shall

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

Attachment B to Letter Agreement
No. 6-1165-CKR-0951
Trent 1000 Engines
Page 12


     be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4 Compliance with the takeoff portion of the mission guarantee shall not be contingent upon acceptance of a Change Request, Master Change or Change Order to allow operation at an alternate forward center of gravity limit.

5.5 The Operating Empty Weight (OEW) used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacture's performance specification.

6    EXCLUSIVE GUARANTEES

     The only performance guarantees, applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 2934
AERO-B-BBA4-M04-0777B                                                  SS04-0413

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-0952

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:     Promotional Support

Reference:   Purchase Agreement No. 2529 (the Purchase Agreement) between The
             Boeing Company (Boeing) and China Eastern Airlines Corporation,
             Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in the Letter Agreement have the same meaning as in the Purchase Agreement.

***

P.A. No. 2529
Promotional_Support
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0952
Page 2


     ***

     Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement and attachment(s) hereto are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   -------------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   -------------------------------------
Its
    ------------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   -------------------------------------
Its
    ------------------------------------

P.A. NO. 2529
Promotional_Support

                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-0953

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:     Spares Parts Commitment

Reference:   a) Purchase Agreement No. 2529 (the Purchase Agreement) between The
                Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft).

             b) Customer Services General Terms Agreement No. 9P (CSGTA) between
                Boeing and Customer

This Letter Agreement is entered into of the date set forth below, and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for "Aircraft" which will have the meaning as defined in the Purchase Agreement. Unless otherwise stated all references in this Letter Agreement to Articles refer to the Articles contained this Letter Agreement. In consideration of Customer's purchase of the Aircraft, the commitments described in this Letter Agreement will continue for as long as Customer owns or operates the Aircraft.

1.   DEFINITIONS.

     ***

P. A. No. 2529
Spares Parts Commitment
                                BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0953
Page 2


     1.3  ***

     1.4  ***

     1.5  ***

     1.6  ***

2.   ***

3.   ***

P.A. No. 2529
Spares Parts Commitment         BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0953
Page 3


          3.1.1  ***

          3.1.2  ***

          3.1.3  ***

     3.2  ***

     3.3  ***

     3.4  ***

     3.5  ***

4.   SPARE PART PRICE ESCALATION.

P.A. No. 2529
Spares Parts Commitment
                                BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0953
Page 4


***

5.   ***

***

P.A. No. 2529
Spares Parts Commitment
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0953
Page 5


     5.2  ***

     5.3  ***

6.   ***


P.A. No. 2529
Spares Parts Commitment
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0953
Page 6


     ***

7.   ***

***

          7.1.1 ***

          7.1.2 ***

          7.1.3 ***

     7.2  ***

     7.3  ***

     7.4  ***

P.A. No. 2529
Spares Parts Commitment
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0953
Page 7


      ***

     7.5  ***

8.   ***

9.   ORDER OF PRECEDENCE.

     In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement shall control.

P.A. No. 2529
Spares Parts Commitment
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0953
Page 8


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   -------------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this
Date: AUGUST 8, 2005

CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   -------------------------------------
Its
    ------------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   -------------------------------------
Its
    ------------------------------------

P.A. No. 2529
Spares Parts Commitment
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0954
Page 1


6-1165-CKR-0954

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject: Special Matters

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   ***

2.   ***

P. A. No. 2529
Special_Matters
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0954
Page 2


     ***

3.   ***

     a.   ***

     b.   ***

4.   Assignment.

     The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

P. A. No. 2529
Special_Matters
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0954
Page 3


5.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any, other person or entity.

P. A. No. 2529                 BOEING PROPRIETARY
Special_Matters

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0954
Page 4


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   -------------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this
Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   -------------------------------------
Its
    ------------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   -------------------------------------
Its
    ------------------------------------

P.A. No. 2529                  BOEING PROPRIETARY
Special_Matters

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-0955

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   AGTA Terms Revisions

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of AGTA-CEA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.0  AGTA BASIC ARTICLES.

     1.1  ***

     1.2  ***

P. A. NO. 2529
AGTA_Terms_Revisions
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-O955
Page 2


     1.3  ***

     1.4  ***

     1.5  ***

     1.6  ***

Article 11. Notices.

P. A. NO. 2529
AGTA_Terms_Revisions
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0955
Page 3


***

P.A. NO. 2529
AGTA_Terms_Revisions
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0955
Page 4


2.0  APPENDICES TO THE AGTA

     ***

3.0  EXHIBIT C TO THE AGTA, "PRODUCT ASSURANCE DOCUMENT".

Attachment I to this Letter Agreement, entitled "Product Assurance Document" and designated Exhibit C to the AGTA, supersedes in its entirety the provisions of Exhibit C to the AGTA.

P.A. NO. 2529                  BOEING PROPRIETARY
AGTA_Terms_Revisions

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0955
Page 5


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ---------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this
Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ---------------------------------
Its
    --------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   ---------------------------------
Its
    --------------------------------

P.A. NO. 2529
AGTA_Terms_Revisions
                               BOEING PROPRIETARY

Attachment A to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                          Purchase Agreement Assignment

     ***


AGTA-CEA                           App. II(2)
                                        1
                               BOEING PROPRIETARY

Attachment A to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                          Purchase Agreement Assignment

EXAMPLES

     ***



AGTA-CEA                           App. II(2)
                                        2
                               BOEING PROPRIETARY

Attachment A to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                          Purchase Agreement Assignment

     ***

     5.   ***

     6.   ***

     ***

     7.   ***

     8.   ***

     9.   ***


AGTA-CEA                           App. II(2)
                                        3
                               BOEING PROPRIETARY

Attachment A to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                          Purchase Agreement Assignment

     10.  ***

     11.  ***


AGTA-CEA                           App. II(2)
                                        4
                               BOEING PROPRIETARY

Attachment A to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT

     12. This Assignment will be governed by, and construed in accordance with, the laws of [_________________].

-------------------------------------   ----------------------------------------
as Assignor                             as Assignee


By                                      By
   ----------------------------------      -------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]

Attest:

The undersigned, as [Indenture Trustee/Agent for the benefit of the Loan Participants/Mortgagee] and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain [Trust Indenture/Mortgage] dated as of ______________, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such [Trust Indenture/Mortgage] shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

[Name of Entity],
as Indenture Trustee/Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


AGTA-CEA                            App. II(2)
                                        5
                               BOEING PROPRIETARY

Attachment A to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                          PURCHASE AGREEMENT ASSIGNMENT

CONSENT AND AGREEMENT OF
THE BOEING COMPANY

***

THE BOEING COMPANY


By
   ----------------------------------
Name:
      -------------------------------
Title: Attorney-in-Fact

Aircraft Manufacturer's Serial Number(s) ______________


AGTA-CEA                             App.II(2)
2                                       6
                               BOEING PROPRIETARY

Attachment B to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                            POST-DEIVERY SALE NOTICE

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Avenue SW
Renton, WA 98055
U.S.A.

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

***



AGTA-CEA                             App.III(2)
2                                       1
                               BOEING PROPRIETARY

Attachment B to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                            POST-DELIVERY SALE NOTICE

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

China Eastern Airlines Corporation, Ltd.   Purchaser


By                                         By
   -------------------------------------      ----------------------------------
Its                                        Its
    ------------------------------------       ---------------------------------
Dated                                      Dated
      ----------------------------------         -------------------------------

Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY


By
   -------------------------------------
Its Attorney-in-Fact

Dated
      ----------------------------------

Aircraft Manufacturer's Serial Number ____________


AGTA-CEA                           App. III(2)
2                                       2
                               BOEING PROPRIETARY

Attachment C to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                           POST-DELIVERY LEASE NOTICE

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Avenue SW
Renton, WA 98055
U.S.A.

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

     ***


AGTA-CEA                           App. IV(2)
2                                       1
                               BOEING PROPRIETARY

Attachment C to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                           POST-DELIVERY LEASE NOTICE

We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

China Eastern Airlines Corporation,     Lessee
Ltd.


By                                      By
   ----------------------------------      -------------------------------------
Its                                     Its
    ---------------------------------       ------------------------------------
Dated                                   Dated
      -------------------------------         ----------------------------------

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY


By
   ----------------------------------
Its
    ---------------------------------
Dated
      -------------------------------

Aircraft Manufacturer's Serial Number _____


AGTA-CEA                           App. IV(2)
2                                       2
                               BOEING PROPRIETARY

Attachment D to
Letter Agreement 6-1165-CKR-O955

                                     SAMPLE
                         PURCHASER'S/LESSEE'S AGREEMENT

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Avenue SW
Renton, WA 98055
U.S.A.

Attention Vice President - Contracts
          Mail Code 21-34

Ladies and Gentlemen:

***


1.   ***

2.   ***


AGTA-CEA                            App. V(2)
2                                       1
                               BOEING PROPRIETARY

Attachment D to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                         PURCHASER'S/LESSEE'S AGREEMENT

          (B)  ***

          (C)  ***

          (D)  ***

     2.3  ***

     2.4 Definitions. For the purpose of this paragraph 2, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

China Eastern Airlines Corporation,     Purchaser/Lessee
Ltd.
(Seller/Lessor)


By                                      By
   ----------------------------------      ----------------------------------
Its                                     Its
    ---------------------------------       ---------------------------------
Dated                                   Dated
      -------------------------------         -------------------------------


AGTA-CEA                            App. V(2)
                                        2
                               BOEING PROPRIETARY

Attachment E to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
              POST-DELIVERY OWNER APPOINTMENT OF AGENT - WARRANTIES

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Avenue SW
Renton, WA 98055
U.S.A.

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

1.   ***

A.   ***

B.   ***

C.   ***


Very truly yours,

China Eastern Airlines Corporation, Ltd.


By
   ----------------------------------


AGTA-CEA                           App. VI(2)
                                        1

Attachment E to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
              POST-DELIVERY OWNER APPOINTMENT OF AGENT - WARRANTIES

                                AGENTS AGREEMENT

***

Very truly yours,

Agent


By
   ----------------------------------
Its
    ---------------------------------
Dated
      -------------------------------

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY


By
   ----------------------------------
Its
    ---------------------------------
Dated
      -------------------------------

Aircraft Manufacturer's Serial Number ____________


AGTA-CEA                            App. VI(2)
                                        2
                               BOEING PROPRIETARY

Attachment F to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                     POST-DELIVERY SALE WITH LEASE TO SELLER

[Notice from Owner/Seller and subsequent Buyer regarding post-delivery sale and lease back of an aircraft and transfer of all remaining Purchase Agreement rights.]

__________________, 200_

Boeing Commercial Airplane
P.O. Box 3707
Seattle, Washington 98124-2207

By Courier
1901 Oakesdale Avenue SW
Renton, WA 98055

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

***



AGTA-CEA                            App. VIII
                               BOEING PROPRIETARY

Attachment F to
Letter Agreement 6-1165-CKR-0955

***

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersinged.

Very truly yours,

Seller                                  Buyer


By                                      By
   ----------------------------------      -------------------------------------
Its                                     Its
    ---------------------------------       ------------------------------------
Dated                                   Dated
      -------------------------------         ----------------------------------

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

The Boeing Company


By
   ----------------------------------
Its
    ---------------------------------
Dated
      -------------------------------


AGTA-CEA                            App. VIII                                  2
                               BOEING PROPRIETARY

Attachment G to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                                 SALE WITH LEASE

[NOTICE FROM 1ST TIER OWNER/SELLER AND SUBSEQUENT BUYER REGARDING POST-DELEVERY SALE AND LEASE OF AN AIRCRAFT. REMAINING PA RIGHTS HAVE BEEN ASSIGNED TO THE NEW OWNER, THE NEW OWNER AUTHORIZES A LESSEE TO EXERCISE SUCH RIGHTS DURING THE TERM OF A LEASE.]

[Date]

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207

Attention: Vice President - Contracts
           Mail Code 21-34

Ladies and Gentlemen:

***



AGTA-CEA                             App.IX
                                        1
                               BOEING PROPRIETARY

Attachment G to
Letter Agreement 6-1165-CKR-0955

***



AGTA-CEA                             App. IX
                                        2
                               BOEING PROPRIETARY

Attachment G to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgement and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

                             (Seller)                                (Purchaser)
----------------------------            ----------------------------


By                                      By
   ----------------------------------      -------------------------------------
Its                                     Its
    ---------------------------------       ------------------------------------
Dated                                   Dated
      -------------------------------         ----------------------------------


                             (Lessee)
----------------------------


By
   ----------------------------------
Its
    ---------------------------------
Dated
      -------------------------------

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

The Boeing Company


By
   ----------------------------------
Its Attorney-in-Fact
Date
     --------------------------------

MSN
    ---------------------------------


AGTA-CEA                             App. IX
                                        3
                               BOEING PROPRIETARY

Attachment H to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE
                             POST-DELIVERY SECURITY

__________________, 200_

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Avenue SW
Renton, WA 98055
U.S.A.

Attention: Vice President-Contracts
           Mail Code 21-34

Ladies and Gentlemen:

***


AGTA-CEA                             App.X
                                        1
                               BOEING PROPRIETARY

Attachment H to
Letter Agreement 6-1165-CKR-0955

                                     SAMPLE

***

Very truly yours,


-------------------------------------   ----------------------------------------
                                        Indenture Trustee/Mortgagee


By:                                     By:
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY


By:
    ---------------------------------
Its:
     --------------------------------
Date:
      -------------------------------
MSN
    ---------------------------------


AGTA-CEA                             App.X
                                        2
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

                                    EXHIBIT C

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                     AGTA-*

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                           PRODUCT ASSURANCE DOCUMENT

                             This document contains:

Part 1: Exhibit C Definitions

Part 2: Boeing Warranty

Part 3: Boeing Service Life Policy

Part 4: Supplier Warranty Commitment

Part 5: Boeing Interface Commitment

Part 6: Boeing Indemnities against Patent and Copyright Infringement


AGTA-CEA                                C
                                        i
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

                           PRODUCT ASSURANCE DOCUMENT

                          PART 1: EXHIBIT C DEFINITIONS

***



AGTA-CEA                                C
                                       1-1
                               BOEING PROPRIETARY

Attachment I To
Letter Agreement 6-1165-CKR-0955

                           PRODUCT ASSURANCE DOCUMENT

                             PART 2: BOEING WARRANTY

1.   Applicability.

     ***

2.   Warranty.

     ***

3.   Warranty Periods.

     ***



AGTA-CEA                                C
                                       2-1
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

          (iii) for any other Boeing aircraft model the warranty period ends 36 months after Delivery.

     ***

4.   ***



AGTA-CEA                                C
                                       2-2
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

     4.3  Rogue Units.

          ***

          (i) ***

          (ii) ***

          (iii) ***

          ***

5.   Discovery and Notice.

     ***


     5.2 Receipt of Customer's or its Authorized Agent's notice of the discovery of a defect secures Customer's rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.


AGTA-CEA                                C
                                       2-3
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

     ***

6.   ***

     6.1  ***

     6.2  ***

          (i)  ***

          (ii) ***

          (iii) ***

          (iv) ***

          (v)  ***

          (vi) ***

          (vii) ***

          (viii) ***

          (ix) ***

          (x)  ***

          (xi) ***

          6.2.2 Additional information may be required based on the nature of the defect and the remedies requested.


AGTA-CEA                                C
                                       2-4
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

     6.3  Boeing Claim Processing.

***

7.   ***

     7.1  ***

     7.2  ***

     7.3  Reimbursement

***



AGTA-CEA                                C
                                       2-5
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

          7.3.6 ***

     7.4  ***

8.   Corrections Performed by Boeing.

     8.1  ***

     8.2  ***

     8.3  ***

     8.4  ***


AGTA-CEA                                C
                                       2-6
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

9.   ***

     9.1  ***

     9.2  ***

     9.3  ***

10.  ***

11.  ***


AGTA-CEA                                C
                                       2-7
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

          (B)  ***

          (C)  ***

          (D)  ***

     11.2 ***

     11.3 ***


AGTA-CEA                                C
                                       2-8
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

                           PRODUCT ASSURANCE DOCUMENT

                       PART 3: BOEING SERVICE LIFE POLICY

1.   Definitions.

     ***

2.   Service Life Policy

     ***

     2.1  ***

     2.2  SLP Policy Periods.

          ***


AGTA-CEA                                C
                                       3-1
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

3.   ***

4.   ***

AGTA-CEA                                C
                                       3-2
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

5.   Disclaimer and Release; Exclusion of Liabilities.

     ***


AGTA-CEA                                C
                                       3-3
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

                           PRODUCT ASSURANCE DOCUMENT

                       PART 4: SUPPLIER WARRANT COMMITMENT

1.   Supplier Warranties and Supplier Patent and Copyright Indemnities.

     ***

2.   Boeing Assistance in Administration of Supplier Warranties.

     ***

3.   Boeing Support in Event of Supplier Default.

     ***

AGTA-CEA                                C
                                       4-1
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

                           PRODUCT ASSURANCE DOCUMENT

                       PART5: BOEING INTERFACE COMMITMENT

1.   Interface Problems.

     An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Beoing will promptly advise Customer at the conclusion of its investigation of Beoing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.   Boeing Responsibility.

     If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then existing obligations of Boeing under the provisions of the applicable Boeing Warranty.

3.   Supplier Responsibility.

     If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.

4.   Joint Responsibility.

     If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise customer of the resulting corrective actions and recommendations.

5.   General.

     Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.

6.   Disclaimer and Release; Exclusion of Liabilities.

     This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of article 11 of Part 2 of this Exhibit C.


AGTA-CEA                                C
                                       5-1
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

                           PRODUCT ASSURANCE DOCUMENT

                    PART 6: BOEING INDEMNITIES AGAINST PATENT
                           AND COPYRIGHT INFRINGEMENT

1.   Indemnity Against Patent Infringement.

     Boeing will defend and Indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer's use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.

2.   Indemnity Against Copyright Infringement.

     Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer's use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.

3.   Exceptions, Limitations and Conditions.

     3.1 Boeing's obligations to indemnify Customer for patent infringement will extend only to infringements in countries which at the time of the infringement, were party to and fully bound by either (a) article 27 of the Chicago Convention on International Civil Aviation of December 7, 1994, or (b) the International Convention for the Protection of Industrial Property (Paris Convention).

     3.2 Boeing's obligation to Indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

     3.3 The indemnities provided under this Part 6 will not apply to any BFE engines, Supplier Product, Boeing Product used other than for its intended purpose, or Aircraft Software not created by Boeing.

     3.4 Customer must deliver written notice to Boeing (i) with 10 days after Customer first receives notice of any suit or other formal action against Customer and (ii) within 20 days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.

     3.5 At any time, Boeing will have the right at its option and expense to:
(i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or aircraft Software with a noninfringing equivalent.

     3.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer's possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.

     3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction form which no appeals can be or have been filed, Customer will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.


AGTA-CEA                                C
                                       6-1
                               BOEING PROPRIETARY

Attachment I to
Letter Agreement 6-1165-CKR-0955

     3.8 BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCE ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

     3.9 For the purposes of this Part 6, "BOEING or Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assigness of each and their respective directors, officers, employees and agents.


AGTA-CEA                                C
                                       6-2
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-0956

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Alternate Engine Selection

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer has requested and Boeing has agreed that Customer may delay the selection of engines for the aircraft beyond the signing date of the purchase Agreement. The engine model and prices shown in Table 1 to the Purchase Agreement, Supplemented Exhibit EE1 to the Purchase Agreement and the Performance Guarantees attached to Letter Agreement No. 6-1165-CKR-0951 will be replaced with the relevant documents for Customer's chosen engine.

***

In the event Customer selects a different engine for the 787 aircraft from that selected by the initial customer to purchase the 787 aircraft, Boeing reserves the right to modify the delivery positions identified in Table 1 to accommodate later delivery and certification of the Aircraft.

P.A. No. 2529
Alternate_Engine_Selection
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0956
Page 2


Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement and attachment(s) hereto are considered by Boeing as Confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Alternate_Engine_Selection
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. BOX 3707
                                        SEATTLE, WA 98124-2207

6-1165-CKR-0957

China Eastern Airlines Corporation Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Payment Matters

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Easter Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   Advance Payment for the Aircraft

     1.1 Deferral. It is understood that Customer's ability to make advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that all advance payments due on the effective date of the Purchase Agreement, as Specified in Article 4.2, and those that shall become due until payment is actually made may be deferred without interest until ten business days after the effective, date of the Purchase Agreement, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

     1.2 Default Interest. ***

2.   Alternative Methodology.

     In the event that circumstances described in paragraph 1.2 above occur, Customer and Boeing agree that Customer may exercise an alternative method of compensation to Boeing. Such alternative method is described below.

P.A. No. 2529
Payment Matters

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0957
Page 2


     2.1  ***

     2.2 Default Procedure. ***

3.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as Confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2529
Payment Matters

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-0957
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Payment Matters

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-0959

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject: Letter Agreement No. 6-1165-CKR-0959 - Remedy For Deviation From Block Fuel Guarantee

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation Limited (Customer) relating to Model 787 aircraft (Aircraft)

Reference is made to Purchase Agreement No. 2529 dated as of even date herewith between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to the sale by Boeing and the purchase by Customer of Model 787-8 aircraft (hereinafter referred to as the Aircraft).

This letter 6-1165-CKR-0959 (Letter Agreement), when accepted by Customer contemporaneously with the execution of the Purchase Agreement, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Attachment to Letter Agreement 6-1165-CKR-0951 contains performance guarantees (the Performance Guarantees) applicable to the Aircraft in accordance with such Letter Agreement, which includes a Mission Block Fuel guarantee. Customer has requested that Boeing provide an assurance that fuel burn performance, as indicated by the Mission Block Fuel guarantee (the Guarantee), of the Aircraft is not worse than the applicable guarantee level.

In response to Customer's request, Boeing offers the following program and economic remedies in the event that the guarantee compliance report furnished to Customer for the Aircraft pursuant to Article 5.4 of the AGTA shows a Demonstrated value for the Mission Block Fuel which is worse than the Guarantee value.

P.A. No. 2529
Remedy For Deviation From Block Fuel Guarantee
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
Letter Agreement No. 6-1165-CKR-0959
Page 2


1.   Demonstration of Compliance.

     Article 5.4 of the AGTA provides a procedure for demonstration of compliance with performance guarantees prior to delivery. That method will be used to demonstrate compliance with the Guarantee which, if not met, will result in the economic remedies as described below.

2. Rights, Remedies, and Obligations in the Event the Aircraft Fails to Meet the Guarantee.

     2.1 Aircraft Delivery.

     In the event that any Aircraft, at the time of tender by Boeing for delivery to Customer fails to comply with the Guarantee, Customer shall not refuse to accept delivery of such Aircraft because of such noncompliance, subject to the terms and conditions hereinafter set forth.

     2.2 Correction of Noncompliance with the Guarantee.

          2.2.1 To the extent economically and technically practicable, Boeing will use its best reasonable efforts to design or caused to be designed, changes to the Aircraft (Changes) which would diminish or correct the failure of the Aircraft to comply with the Guarantee.

          2.2.2 In the event that such Changes are designed, Boeing will promptly furnish such Changes at no charge to Customer for each Aircraft, except that, in the case where engine parts are replaced, Customer shall contribute on a pro rata basis for life usage of such parts, as mutually agreed between Customer and the engine manufacturer at the time. Such Changes shall be in the form of retrofit parts and/or modification instructions. Boeing and/or engine manufacturer will also promptly reimburse Customer for any direct labor reasonably expended by Customer to incorporate such Changes. Such reimbursement shall be on the basis of the warranty labor rate then in effect between Boeing and Customer or engine manufacturer and Customer, as applicable.

          2.2.3 Boeing and/or engine manufacturer shall not be obligated to furnish any Changes in addition to those necessary to cause the Aircraft to comply with the Guarantee.

          2.2.4 Boeing shall adjust the Demonstrated Mission Block Fuel for any Changes. The amount of performance improvement attributable to any Change shall be determined by analysis based on data supplied by Boeing and certified to be correct by Boeing. The amount of such improvement shall be

P.A. No. 2529
Remedy For Deviation From Block Fuel Guarantee
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
Letter Agreement No. 6-1165-CKR-0959
Page 3


calculated using reasonable engineering interpretations and calculations based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this Paragraph 2.2.4.

     2.3  Remedies.

     ***

     2.4  Exclusive Remedy.

     ***

     2.5  Duplication of Benefits.

     ***

P.A. No. 2529
Remedy For Deviation From Block Fuel Guarantee
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
Letter Agreement No. 6-1165-CKR-0959
Page 4


3.  Assignment.

     Neither party may assign this Letter Agreement in whole or in part without the express written approval of the other party.

4.   Confidential Treatment.

     Customer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose such information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft. In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Customer will request and use its best reasonable efforts to obtain confidential treatment of such information. Boeing agrees to cooperate with Customer in making and supporting its request for confidential treatment.

P.A. No. 2529
Remedy for Deviation From Block Fuel Guarantee
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
Letter Agreement No. 6-1165-CKR-0959
Page 5


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attroney-In-Fact
    ---------------------------------

ACCEPTED AND AGREED TO this

Date: August 8, 2005

CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Remedy For Deviation From Block Fuel Guarantee
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1030

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject: Letter Agreement No. 6-1165-CKR-1030-787-8 Block Fuel Commitment with Rolls-Royce Trent 1000 Engines

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

Reference is made to Purchase Agreement No. 2529 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to the sale by Boeing and the purchase by Customer of Medel 787-8 aircraft (hereinafter referred to as the Aircraft).

This letter 6-1165-CKR-1030 (Letter Agreement), when accepted by Customer contemporaneously with the execution of the Purchase Agreement, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing guarantee that the Block Fuel of the Aircraft will be significantly better than the Block Fuel of the 767-300ER. Boeing agrees to make and Customer accepts the following commitment for 787-8 Block Fuel.

1.   787-8 Block Fuel Commitment

     ***

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
No. 6-1165-CKR-1030
Page 2


2.   Demonstration of Compliance.

     Article 5.4 of the AGTA provides a procedure for demonstration of compliance with the 787-8 Block Fuel Commitment prior to delivery which if not met, will result in the economic remedies as described below.

3. Rights, Remedies and Obligations in the Event the Aircraft Fails To Meet the 787-8 Block Fuel Commitment.

     3.1  Aircraft Delivery.

          ***

     3.2  Correction of Noncompliance with the 787-8 Block Fuel Commitment.

          3.2.1 To the extent economically and technically practicable, Boeing will use its best reasonable efforts to design or caused to be designed, changes to the Aircraft (Changes) which would diminish or correct the failure of the Aircraft to comply with the 787-8 Block Fuel Commitment.

          ***

          3.2.3 Boeing and/or engine manufacturer shall not be obligated to furnish any changes in addition to those necessary to cause the Aircraft to comply with the 787-8 Block Fuel Commitment.

          3.2.4 Boeing shall adjust the Demonstrated 787-8 Block Fuel Per Seat for any Changes. The amount of performance improvement attributable to

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
No. 6-1165-CKR-1030
Page 3


     any Change shall be determined by analysis based on data supplied by Boeing and certified to be correct by Boeing. The amount of such improvement shall be calculated using reasonable engineering interpretations and calculations based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this Paragraph 3.2.4.

     3.3  Remedies.

          ***

     3.4  Exclusive Remedy.

          ***

     3.5  Duplication of Benefits.

          ***

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
No. 6-1164-CKR-1030
Page 4


***

4.   Expiration of Commitment and Survival of Remedies.

***

5.   Assignment.

     Neither party may assign this Letter Agreement in whole or in part without the express written approval of the other party.

6.   Confidential Treatment.

     Customer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose such information contained therein to any other person or entity as may be required by (i) applicable law or government regulations, or (ii)for financing the Aircraft. In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Customer will request and use its best resonable efforts to obtain confidential treatment of such information. Boeing agrees to cooperate with Customer in making and supporting its request for confidential treatment.

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines

                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
No. 6-1164-CKR-1030
Page 5


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: AUGUST 8,2005


CHINA EASTERN AIRLINES CORPORATION LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page l


                      Determination of Block Fuel Per Seat

1    Block Fuel Per Seat Calculation.

1.1  Block Fuel Per Seat shall be calculated by the following formula:

          Block Fuel Per Seat = Block Fuel/Number of Seats

     Where:

          Block Fuel is defined in Paragraph 1.2 below.

          Number of Seats is the total number of passenger seats.

1.2 Block Fuel is the sum of the fuel for taxi out, the takeoff and climbout maneuver, climb, cruise, descent, approach and land maneuver, and taxi in and shall be based on a stage length of 4,000 nautical miles in still air with the Full Passenger Payload as defined in Paragraph 1.3, using the operating rules defined below.

     Conditions and Operating Rules:

Flight Time     The flight time is defined as the sum of the time used for takeoff and climbout maneuver, climb, cruise, descent, and approach and land maneuver.

Stage Length:   The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent

Takeoff:        The airport altitude is sea level.

                The takeoff gross weight is not limited by the airport conditions.

Climbout        Following the takeoff to 35 feet, the Aircraft accelerates to
Maneuver        250 KCAS while climbing to 1,500 feet above the departure
                airport altitude and retracting flaps and landing gear.

                The temperature is standard day during the climbout maneuver.

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page 2


Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

                The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed for minimum trip economics.

                The temperature is standard day during climb.

                Maximum climb thrust is used during climb.

Cruise: The Aircraft cruises at a fixed Mach number representative of Long Range Cruise Mach number.

                The initial cruise altitude will be selected to minimize fuel burn.

                A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

                The temperature is standard day during cruise.

                The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent: The Aircraft descends from the final cruise altitude at the speed for minimum trip economics until 250 KCAS is reached.

                The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

                Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                The temperature is standard day during descent.

Approach and    The Aircraft decelerates to the final approach speed while
Landing         extending landing gear and flaps, then descends and lands.
Maneuver:

                The destination airport altitude is sea level.

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page 3


     Reserves:     The reserve fuel is based on the sum of the following:

                   a)   Fuel for 10% of the Flight Time based on the Long Range
                        Cruise fuel flow at the altitude at the end of enroute cruise,

                   b) missed approach at the destination airport, climb, cruise, descent, and approach and landing to a 200 nautical mile alternate on an standard day, and

                   c) fuel for a 30-minute hold at 1,500 feet on an standard day.

     Fixed         For the purpose of this Letter Agreement, the following shall
     Allowances:   be used as fixed quantities and allowances:

                   Taxi-out:
                      Time   10 Minutes

                   Taxi-in (shall be consumed from the reserve fuel):
                      Time   6 Minutes

1.3  Full Passenger Payload shall be calculated by the following formula:

          Full Passenger Payload = Number of Seats
                                      * Passenger and Baggage Weight

     Where:

          Number of Seats is the total number of passenger seats.

          Passenger and Baggage Weight = 120 kilograms per passenger

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page 4


2.   787-8 LOPA.

                               BOEING PROPRIETARY

                              INTERIOR ARRANGEMENT                     PRODUCT
                                                                     DEVELOPMENT
                        LAC MEDIUM/LONG RANGE RULES -1992               STUDY
                                9 ABREAST ECONOMY

                          (Seating Arrangement Layout)

                                 312 PASSENGERS

          CLASS   CARTS    CART RATIO   NON-CART GALLEY  LAVATORY RATIO   CLOSEST RATIO   ATTENDENT RATIO
           (%)    (QTY)   (CART/PASS)    VOLUME (CUFF)     (PASS/LAV)     (ROD IN/PASS)     (PASS/ATTD)
          -----   -----   -----------   ---------------  --------------   -------------   ---------------
FIRST      8.33     9.0      0.346           114.50           26             3.08              --
ECONOMY   91.67    19.0      0.066           258.50           48               --              --
TOTAL        --    28.0      0.090           372.00           --               --              35

Ref:  YS5020 (291 PAX)                          F/C-48-in setback, 10-in recline
Note: Attendant visibility subject to FAA       E/C-43-in setback, 6-in recline
      approval. Recline space available
      last low only
      Rule set 372

                               BOEING PROPRIETARY

3.   Configuration.

3.1 The 787-8 Block Fuel Commitment is based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the 787-8 Block Fuel Commitment.

4.   Conditions.

4.1  All performance data are based on the International Standard Atmosphere
     (ISA) and specified variations therefrom; altitudes are pressure altitudes.

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
NO. 6-1165-CKR-1030
Page 5


4.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

4.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the 787-8 Block Fuel Commitment set forth in this Letter Agreement shall be appropriately modified to reflect any such change.

4.4 The climb, cruise and descent portions of the Block Fuel calculation include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. No engine power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.5 Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

4.6 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound, unless otherwise specified.

5    Compliance.

5.1 Compliance with the 787-8 Block Fuel Commitment shall be based on the information in Sections 1 and 2, the Aircraft configuration of Section 3 and the conditions of Section 4.

5.2 Compliance with the climb, cruise and descent portions of the Block Fuel shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.3 For the purposes of this Letter Agreement, the following shall be used as fixed quantities and allowances for calculating the 787-8 Block Fuel consistent with Paragraph 1.2:

          Operational Empty Weight, OEW:
                        110,200 Kilograms

P.A.No.2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1036
Page 6


          Taxi-out:
             Fuel       190 Kilograms

          Takeoff and Climbout Maneuver:
             Fuel       485 Kilograms
             Distance   4.0 Nautical Miles

          Approach and Land Maneuver:
             Fuel       120 Kilograms

          Taxi-in (shall be consumed from the reserve fuel):
             Fuel       115 Kilograms

          Usable reserve fuel remaining upon completion of the approach and landing maneuver:
                        8,105 Kilograms

5.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

P.A.NO.2529
787-8 Block Fuel Commitment with Rolls-Royce Engines

                               BOEING PROPRIETARY

Attachment B to Letter Agreement
No. 6-1165-CKR-1030
Page 1


                            Reference 767-300ER Data

For informational purposes only, Attachment B presents the reference Block Fuel Per Seat calculation for the 767-300ER with Rolls-Royce RB211-524H Engines (Reference Airplane).

1.   Mission Block Fuel and Block Fuel Per Seat.

     The Block Fuel and Block Fuel Per Seat calculated consistent with conditions shown in Paragraphs 1.2 and 1.3, respectively, of Attachment A and using the the Operating Empty Weight shown in the Paragraph 2 of Attachment B and the LOPA shown in Paragraph 3 of Attachment B is shown below.

                               FINAL                     GROSS                DELTA
MISSION              DATA    ALTITUDE    TIME    FUEL   WEIGHT   DISTANCE     TEMP
SEGMENT             SOURCE    (FEET)     (HR)    (KG)    (KG)      (NM)     (DEG C.)
-------             ------   --------   -----   -----   ------   --------   --------
                                                        183083
TAXI-OUT             FIXED         0     .167     227                0.0
                                                        182856
TAKEOFF-CLIMBOUT     FIXED      1500     .033     495                4.1       0.0
                                                        182360
CLIMB                 --       31000     .283    3354              114.9       0.0
                                                        179007
CRUISE                --       31000    4.076   22794             1913.5       0.0
                                                        156213
STEP-CLIMB            --       3500O     .055     428               25.6       0.0
                                                        155785
CRUISE                --       35000    3.950   19166             1821.7       0.0
                                                        136619
DESCENT               --        1500     .369     364              120.2       0.0
                                                        136255
APPROACH-LAND        FIXED         0     .083     181                0.0
                                                        136074
TAXI-IN              FIXED         0     .100     136                0.0

RESERVES             FIXED                       9395
                                        -----   -----             ------
                               TOTALS   9.116   56540             4000.0

ZERO FUEL WEIGHT      = 126680 KG
MISSION OEM           =  94400 KG (PARAGRAPH 2)

REFERENCE PAYLOAD     =  32280 KG
BLOCK FUEL            =  47145 KG
BLOCK FUEL PER SEAT   =  175.3 KG

REFERENCE PAYLOAD     = NUMBER OF SEATS * PASSENGER AND BAGGAGE WEIGHT
                      = 269 * 120
                      = 32280

2.   Operating Empty Weight.

     The Operating Empty Weight for the Reference Airplane is defined as 94,400 kilograms.

P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

Attachment B to Letter Agreement
No. 6-1165-CKR-1030
Page 2


3.   767-300ER LOPA.

                              INTERIOR ARRANGEMENT

                               THE BOEING COMPANY
                            IAC MED/LONG RANGE RULES

767-300ER

                          (Seating Arrangement Layout)

24 first                            245 economy
38-in pitch                         32-in pitch
                                    36 seats at 31-in pitch

                                 269 PASSENGERS

          Class   Gallay ratio   Carts   Lavatory ratio    Closet ratio   Attendant ratio
            %     (cu ft/pass)   (qty)     (pass/inv)     (rod in/pass)     (pass/attd)
          -----   ------------   -----   --------------   -------------   ---------------
First      8.92       8.83         7.0         24              1.46              --
Economy   91.08       1.68        17.0         49              0.00              --
Total        --       2.14        24.0         --                --              38

Note: Identical to PDI-2564A                            F/C-48-in setback, 10-in recline
Note: Attendant visibility subject to FAA approval      E/C-43-in setback, 6-in recline
    * Recline space available last row only


                                                                           TBC
                                                                 Appr.__   B670116
                                                                     .CR   03-11-97


P.A. No. 2529
787-8 Block Fuel Commitment with Rolls-Royce Engines
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. BOX 3707,
                                        Seattle, WA 91824-2207

6-1165-CKR-103O

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject: Letter Agreement No. 6-1165-CKR-1030-787-8 Block Fuel Commitment with
         General Electric GEnx Engines

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

Reference is made to Purchase Agreement No. 2529 dated as of even date herewith (the Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to the sale by Boeing and the purchase by Customer of Model 787-8 aircraft (hereinafter referred to as the Aircraft).

This letter 6-1165-CKR-1030 (Letter Agreement), when accepted by Customer contemporaneously with the execution of the Purchase Agreement, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement

Customer has requested that Boeing guarantee that the Block Fuel of the Aircraft will be significantly better than the Block Fuel of the 767-300ER. Boeing agrees to make and Customer accepts the following commitment for 787-8 Block Fuel.

1.   787-8 Block Fuel Commitment.

     ***

P.A.No.2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1030
Page 2


2.   Demonstration of Compliance.

     Article 5.4 of the AGTA provides a procedure for demonstration of compliance with the 787-8 Block Fuel Commitment prior to delivery which if not met, will result in the economic remedies as described below.

3. Rights, Remedies and Obligations in the Event the Aircraft Fails To Meet the 787-8 Block Fuel Commitment.

     3.1  Aircraft Delivery.

     ***

     3.2  Correction of Noncompliance with the 787-8 Block Fuel Commitment.

          ***

          3.2.4 Boeing shall adjust the Demonstrated 787-8 Block Fuel Per Seat for any Changes. The amount of performance improvement attributable to

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1030
Page 3


any Change shall be determined by analysis based on data supplied by Boeing and certified to be correct by Boeing. The amount of such improvement shall be calculated using reasonable engineering interpretations and calculations based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this Paragraph 3.2.4.

3.3  Remedies.

          ***

3.4  Exclusive Remedy.

          ***

3.5  Duplication of Benefits.

          ***

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1030
Page 4


     ***

4.   Expiration of Commitment and Survival of Remedies.

     ***

5.   Assignment.

     Neither party may assign this Letter Agreement in whole or in part without the express written approval of the party.

6.   Confidential Treatment.

     Customer agrees that it will treat the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose such information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft. In connection with any such disclosure or filing of such information contained therein pursuant to any such applicable law or governmental regulation, Customer will request and use its best reasonable efforts to obtain confidential treatment of such information. Boeing agrees to cooperate with Customer in making and supporting its request for confidential treatment.

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1030
Page 5


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page 1


                      Determination of Block Fuel Per Seat

1    Block Fuel Per Seat Calculation.

1.1  Block Fuel Per Seat shall be calculated by the following formula:

          Block Fuel Per Seat = Block Fuel / Number of Seats

     Where:

          Block Fuel is defined in Paragraph 1.2 below.

          Number of Seats is the total number of passenger seats.

1.2 Block Fuel is the sum of the fuel for taxi out, the takeoff and climbout maneuver, climb, cruise, descent, approach and land maneuver, and taxi in and shall be based on a stage length of 4,000 nautical miles in still air with the Full Passenger Payload as defined in Paragraph 1.3, using the operating rules defined below.

     Conditions and Operating Rules:

Flight Time    The flight time is defined as the sum of the time used for takeoff and climbout maneuver, climb, cruise, descent, and approach and land maneuver.

Stage          The stage length is defined as the sum of the distances for the
Length:        climbout maneuver, climb, cruise, and descent.

Takeoff:       The airport altitude is sea level.

               The takeoff gross weight is not limited by the airport conditions.

Climbout       Following  the takeoff to 35 feet, the Aircraft accelerates to
Maneuver:      250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

               The temperature is standard day during the climbout maneuver.

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page 2


Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

               The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed for minimum trip economics.

               The temperature is standard day during climb.

               Maximum climb thrust is used during climb.

Cruise: The Aircraft cruises at a fixed Mach number representative of Long Range Cruise Mach number.

               The initial cruise altitude will be selcted to minimize fuel burn.

               A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

               The temperature is standard day during cruise.

               The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent: The Aircraft descends from the final cruise altitude at the speed for minimum trip economics until 250 KCAS is reached.

               The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

               Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

               The temperature is standard day during desecent.

Approach and   The Aircraft decelerates to the final approach speed while
Landing        extending landing gear and flaps, then descends and lands.
Maneuver:

               The destination airport altitude is sea level.

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page 3


Reserves:      The reserve fule is based on the sum of the following:

               a)   Fuel for 10% of the Flight Time based on the Long Range
                    Cruise fuel flow at the altitude at the end of enroute cruise,

               b) missed approach at the destination airport, climb, cruise, descent, and approach and landing to a 200 nautical mile alternate on an standard day, and

               c)   fuel for a 30-minute hold at 1,500 feet on an standard day.

Fixed          For the purpose of this Letter Agreement, the following shall be
Allowances:    used as fixed quantities and allowances:

               Taxi-out:
                  Time   10 Minutes

               Taxi-in (shall be consumed from the reserve fuel):
                  Time   6 Minutes

1.3  Full Passenger Payload shall be calculated by the following formula:

          Full Passenger Payload = Number of Seats
                                      * Passenger and Baggege Weight

     Where:

          Number of Seats is the total number of passenger seats.

          Passenger and Baggage Weight = 120 kilograms per pessenger

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page 4


2. 787-8 LOPA.

                               BOEING PROPRIETARY
                              INTERIOR ARRANGEMENT
                       IAC Medium/Long Range Rules - 1992
                               9 Abreast Economy

                                                                 Product
                                                                 Development
                                                                 Study

                          (Seating Arrangement Layout)

                                 312 passengers

          CLASS   CARTS    CART RATIO   NON-CART GALLEY   LAVATORY RATIO   CLOSEST RATIO   ATTENDANT RATIO
           (%)    (QTY)   (CART/PASS)    VOLUME (CU FT)     (PASS/LAV)     (ROD IN/PASS)     (PASS/ATTD)
          -----   -----   -----------   ---------------   --------------   -------------   ---------------
FIRST      8.33     9.0      0.346           114.50           26           3.08              --
ECONOMy   91.67    19.0      0.086           258.50           48             --              --
TOTAL        --    28.0      0.090           373.00           --             --              35

Ref:  YS5020 (291 PAX)                                   F/C-48-in setback, 10-in recline         TBC
Note: Attendant visibility subject to FAA approval       E/C-43-in setback, 6-in recline          YS5021
    * Recline space available last row only                                                       rev.-
    Rule Set 372                                                                                  10-07-04

                               BOEING PROPRIETARY

3.   Configuration.

3.1 The 787-8 Block Fuel Commitment is based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the 787-8 Block Fuel Commitment.

4.   Conditions.

4.1  All performance data are based on the International Standard Atmosphere
     (ISA) and Specified variations therefrom; altitudes are pressure altitudes.

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page 5


4.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-112, subject to the approval of the Federal Aviation Administration.

4.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the 787-8 Block Fuel Commitment set forth in this Letter Agreement shall be appropriately modified to reflect any such change.

4.4 The climb, cruise and descent portions of the Block Fuel calculation include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. No engine power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.5 Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

4.6 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound, unless otherwise specified.

5.   Compliance.

5.1 Compliance with the 787-8 Block Fuel Commitment shall be based on the information in Sections 1 and 2, the Aircraft configuration of Section 3 and the conditions of Section 4.

5.2 Compliance with the climb, cruise and descent portions of the Block Fuel shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.3 For the purposes of this Letter Agreement, the following shall be used as fixed quantities and allowances for calculating the 787-8 Block Fuel consistent with Paragraph 1.2:

                         Operational Empty Weight, OEW:
                                           110,600 Kilograms

                         Taxi-out:
                                Fuel       215 Kilograms

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

Attachment A to Letter Agreement
No. 6-1165-CKR-1030
Page 6


          Takeoff and Climbout Maneuver:
             Fuel       500 Kilograms
             Distance   4.1 Nautical Miles

          Approach and Land Maneuver:
             Fuel       120 Kilograms

          Taxi-in (shall be consumed from the reserve fuel):
             Fuel       130 Kilograms

          Usable reserve fuel remaining upon completion of the approach and landing maneuver:
                        8,030 Kilograms

5.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

Attachment B to Letter Agreement
No. 6-1165-CKR-1030
Page 1


                            Reference 767-300ER Data

For informational purposes only, Attachment B presents the reference Block Fuel Per Seat calculation for the 767-300ER with General Electric CF6-80C2B6F Engines (Reference Airplane).

1.   Mission Block Fuel and Block Fuel Per Seat.

     The Block Fuel and Block Fuel Per Seat calculated consistent with conditions shown in Paragraphs 1.2 and 1.3, respectively, of Attachment A and using the the Operating Empty Weight shown in the Paragraph 2 of Attachment B and the LOPA shown in Paragraph 3 of Attachment B is shown below.

                              FINAL                     GROSS                DELTA
                    DATA    ALTITUDE    TIME   FUEL    WEIGHT   DISTANCE     TEMP
MISSION SEGMENT    SOURCE    (FEET)     (HR)   (XG)     (KG)      (NM)     (DEG C.)
----------------   ------   --------   -----   -----   ------   --------   --------
TAXI-OUT           FIXED          0     .167     213   179136       0.0
TAKEOFF-CLIMBOUT   FIXED       1500     .033     494   178923       4.1       0.0
CLIMB              --         31000     .257    2963   178428     101.7       0.0
CRUISE             --         31000    3.266   17626   175466    1533.3       0.0
STEP-CLIMB         --         35000     .050     381   157839      23.1       0.0
CRUISE             --         35000    4.816   22526   157458    2220.6       0.0
DESCENT            --          1500     .360     338   134932     117.2       0.0
APPROACH-LAND      FIXED          0     .083     181   134594       0.0
TAXI-IN            FIXED          0     .100     128   134413       0.0
RESERVES           FIXED                        8783
                                       -----   -----             ------
                             TOTALS    9.132   53634             4000.0
                                       =====   =====             ======

ZERO FUEL WEIGHT    = 125530 KG
MISSION OEW         = 93350 KG (PARAGRAPH 2)

REFERENCE PAYLOAD   = 32280 KG
BLOCK FUEL          = 44851 KG
BLOCK FUEL PER SEAT = 166.7 KG

REFERENCE PAYLOAD   = NUMBER OF SEATS * PASSENGER AND BAGGAGE WEIGHT
                    = 269 * 120
                    = 32280

2.   Operating Empty Weight.

     The Operating Empty Weight for the Reference Airplane is defined as 93,350 kilograms.

P.A.No.2529
787-8 Block Fuel Commitment with GEnx Engines
                               BOEING PROPRIETARY

Attachment B to Letter Agreement
No.6-1165-CKR-1030
Page 2


3.   767-300ER LOPA.

                              INTERIOR ARRANGEMENT

                               The Boeing Company
                            IAC Med/Long Range Rules

                          (Seating Arrangement Layout)

                                 269 passengers

          Class   Galley ratio    Carts   Lavatory   Closet ratio   Attendent ratio
           (%)    (cuft/pass)     (qty)     ratio    (rod in/pass)    (pass/attd)
First      8.92        8.83         7.0      24          1.46              --
Economy   91.06        1.68        17.0      49          0.00              --
Total        --        2.14        24.0      --            --              38

Note: Identical to PDI-2564A                          F/C-48-in setback, 10-in recline
Note: Attendant visibility subject to FAA approval    E/C-43-in setback, 6-in recline
    * Recline space available last row only
                                                                      Appr._        TBC
                                                                          CR        13870116
                                                                                    03-11-97


P.A. No. 2529
787-8 Block Fuel Commitment with GEnx Engies
                               BOEING PROPREITARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1031

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   787 Maintenance Cost Guarantee

Reference: Purchase Agreement No.2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corpoartion, Ltd.(Customer) relating to Model 787-89P aircraft (the Aircraft)

This letter agreement including without limitation all attachments and ammendments hereto (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same menaing as in the Purchase Agreement.

Recitals

Boeing offers the following maintenance guarantee(Guarantee) for validating the maintenance cost improvements provided by the 787 relative to current in-service airplanes.

Agreement

1.0  Covered Aircraft.

The Program shall apply to the Aircraft operated by Customer on Customer's routes during the Guarantee Term (Covered Aircraft).

2.0  Guarantee Term.

     ***

3.0  Covered Maintenance.

     ***

P.A. No. 2529
787 Maintenance Guarantee
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1031
Page 2


of a maintenance program approved by 787 operator's regulatory authority (Covered Maintenance)

4.0  Program Commitment.

***

5.0  Corrective Action.

***

P.A. No. 2529
Maintenance Cost Guarantee
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1031
Page 3


incorporation of any such kit manufactured to Boeing's or Boeing's supplier's detailed design. Such reimbursement will be provided pursuant to Exhibit C, "Product Assurance Document," of the AGTA.

6.0  Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

7.0  DISCLAIMER, RELEASE AND EXCLUSION.

THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT C, PRODUCT ASSURANCE DOCUMENT, OF THE AGTA.

P.A. No. 2529
Maintenance Cost Guarantee
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1031
Page 4


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below

Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   -------------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   -------------------------------------
Its
    ------------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   -------------------------------------
Its
    ------------------------------------

P.A. No. 2529
Maintenance Cost Guarantee
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1032

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   ***

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

     This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   ***

2.   ***

P.A. No. 2529
CASC Technical Services Credit Memorandum
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1032
Page 2


3.   Assignment

     ***

4.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2529
CASC Technical Services Credit Memorandum
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1032
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ---------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES                  CHINA EASTERN AVIATION IMPORT
CORPORATION, LTD.                       & EXPORT CORPORATION


By /s/ Yang Xu                          By /s/ Fan Erning
   ----------------------------------      -------------------------------------
Its                                     Its
    ---------------------------------       ------------------------------------


CHINA AVIATION SUPPLIES IMPORT AND
EXPORT CORPORATION


By /s/ Zhu Haiping
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
CASC Technical Services Credit Memorandum
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1033

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Shareholder Approval

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

     This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   Listing Matters

***

P.A. No. 2529
Shareholder_Approval_
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1033
Page 2


2.   Shareholder Approval.

***

3.   Effect of Termination.

     If there is any termination under the above provisions, all rights and obligations of Boeing and Customer with respect to the Aircraft will terminate and be without further force and effect, except that Boeing will promptly refund to Customer, without interest, all applicable advance payments, including the Deposit, received by Boeing from Customer pursuant to the Purchase Agreement with respect to the Aircraft.

P.A. No. 2529
Shareholder Approval
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1033
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Shareholder Approval
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1034

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Clarifications and Understandings

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Clarifications and Understandings. The following clarifications and understandings pertain to the indicated provisions of the Purchase
     Agreement:

     A.   ***

     B.   ***

P.A. No. 2529
Clarifications and Understandings
                               BOEING PROPRIETARY

China Eastern Airlines Corporation. Ltd.
6-1165-CKR-1034
Page 2


2.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2529
Clarifications and Understandings
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1034
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   -------------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   -------------------------------------
Its
    ------------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   -------------------------------------
Its
    ------------------------------------

P.A. No. 2529
Clarifications and Understandings
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        The Boeing Company
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1084

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject: ***

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   ***

     ***

     ***

P.A. No. 2529
Customer_Support_Matters
                               BOEING PROPRIETARY

China Eastern Airlines corporation, Ltd.
6-1165-CKR-1084
Page 2


     ***

     1.2  ***

          1.2.1 ***

          1.2.2 ***

          1.2.3 ***

          1.2.4 ***

          1.2.5 ***

2.   ***

P.A. No. 2529
Customer_Support_Matters
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1084
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   -------------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 8, 2005


CHINA EASTERN AIRLINES CORPORATION,
LTD.


By /s/ Yang Xu
   -------------------------------------
Its
    ------------------------------------


CHINA EASTERN AVIATION IMPORT &
EXPORT CORPORATION


By /s/ Fan Erning
   -------------------------------------
Its
    ---------------------------------

P.A.NO.2529
Customer_Support_Matters
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1097

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject:   Incorporation of Revised Group Terms

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   Existing Agreement.

     Boeing and Customer acknowledge that all of the existing provisions of the Purchase Agreement are the result of the negotiation and agreement between the parties.

2.   Package Agreement and Other Purchase Agreements.

     Boeing and Customer further acknowledge that Boeing has entered into agreement AGTA-CAC-GPA-3 for Model 787-8 Aircraft (The Package Agreement) with China Aviation Supplies Import and Export Corporation (CASC), Customer and certain other Chinese airlines (collectively the China 787 Launch Customer Group, hereinafter the Group), and that Boeing will enter into separate purchase agreements with the other airlines in the Group (Other Purchase Agreements) for the other Model 787 aircraft also listed in the Package Agreement.

3.   Discussion and Negotiation of Group Issues.

     Boeing and Customer further acknowledge that the Group has raised and discussed certain business and contractual issues with Boeing that they consider to

P.A. No. 2529
Incorporation of Revised Group Terms
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1097
Page 2


be equally relevant, and of particular concern, to all members of the Group (the Group Issues). The business terms set forth in Letter Agreement 6-1165-CKR-0954 to the Purchase Agreement, which are also documented in the Package Agreement, are the result of such discussions and related negotiations. Boeing has also considered the Group's requests with regard to various contractual terms and conditions which, like the business terms, are also included in the Group Issues, and has explained its position on each such issue in response.

4.   Post-Execution Incorporation of Revisions Relating to Group Issues.

     In the event that Boeing revises its position with regard to any of the Group Issues as reflected in one or more Other Purchase Agreements after Customer and Boeing have signed the Purchase Agreement, Boeing will promptly advise Customer of the details in writing and will offer the same revision to Customer. If Customer accepts, such revision will be incorporated in the Purchase Agreement by means of a Supplemental Agreement thereto.

5.   Non-Group Issues

     Boeing and Customer acknowledge that there may be some individual differences between the Purchase Agreement and various Other Purchase Agreements, or among various Other Purchase Agreements with respect to each other, with regard to issues other than Group Issues that are of particular concern and relevance to the respective customer (the Non-Group Issues). The provisions of this Letter Agreement do not apply to such Non-Group Issues.

6.   Expiration

     The provisions of this Letter Agreement shall expire three (3) months after all of the Other Purchase Agreements have been executed.

7.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2529
Incorporation of Revised Group Terms
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1097
Page 3


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   ----------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Incorporation of Revised Group Terms
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P. O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-1098

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject: ***

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   ***

2.   ***

3.   ***

P.A. No. 2529
Unique Considerations
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1098
Page 2


     ***

4.   ***

5.   Assignment.

     The Credit Memorandum described in this Letter Agreement is provided as a financial accommodation to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

6.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2529
Unique Considerations
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1098
Page 3


Very truly yours,

THE BOEING COMPANY


By  /s/ C.K. Ruddle
    ---------------------------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   ----------------------------------
Its
    ---------------------------------


CHINA EASTERN AVIATION IMPORT & EXPORT
CORPORATION


By /s/ Fan Erning
   ----------------------------------
Its
    ---------------------------------

P.A. No. 2529
Unique Considerations
                               BOEING PROPRIETARY

Attachment A to
Letter Agreement
6-1165-CKR-1098

                                      ***

P.A. No. 2529
Unique Considerations
                               BOEING PROPRIETARY

Attachment B to
Letter Agreement
6-1165-CKR-1098

                                      ***

P.A. No. 2529
Unique Considerations
                               BOEING PROPRIETARY

(BOEING LOGO)

                                        THE BOEING COMPANY
                                        P.O. Box 3707
                                        Seattle, WA 98124-2207

6-1165-CKR-11O7

China Eastern Airlines Corporation, Ltd.
2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Subject: ***

Reference: Purchase Agreement No. 2529 (the Purchase Agreement) between The
           Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 787-89P aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   ***

2.   Confidential Treatment

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2529
Flight Training Center
                               BOEING PROPRIETARY

China Eastern Airlines Corporation, Ltd.
6-1165-CKR-1107
Page 2


Very truly yours,

THE BOEING COMPANY


By /s/ C.K. Ruddle
   -------------------------------------
Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: AUGUST 8, 2005


CHINA EASTERN AIRLINES CORPORATION, LTD.


By /s/ Yang Xu
   -------------------------------------
Its
    ------------------------------------


CHINA EASTERN AVIATION IMPORT &
EXPORT CORPORATION


By /s/ Fan Erning
   -------------------------------------
Its
    ------------------------------------

PA. No. 2529
Flight Training Center
                               BOEING PROPRIETARY